UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-02675)

Exact name of registrant as specified in charter:	Putnam Tax Exempt Income Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	September 30, 2012

Date of reporting period:	October 1, 2011 — September 30, 2012

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PTAEX

Putnam Tax Exempt Income Fund

Annual report
9|30|12

A world of investing.™

Putnam INVESTMENTS

INCOME FUNDS invest in bonds and other securities with the goal of providing a steady stream of income over time.

Putnam
Tax Exempt
Income Fund

Annual report
9 | 30 | 12

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	13

Terms and definitions	15

Other information for shareholders	16

Trustee approval of management contract	17

Financial statements	22

Federal tax information	52

About the Trustees	53

Officers	55

Consider these risks before investing: Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally tax exempt funds may be subject to state and local taxes. Bond investments are subject to interest-rate risk, which means the prices of the fund’s bond investments are likely to fall if interest rates rise. Bond investments also are subject to credit risk, which is the risk that the issuer of the bond may default on payment of interest or principal. Interest-rate risk is generally greater for longer-term bonds, and credit risk is generally greater for below-investment-grade bonds, which may be considered speculative. Unlike bonds, funds that invest in bonds have ongoing fees and expenses. Since the fund invests in tax-exempt bonds, which, to be treated as tax-exempt under the Internal Revenue Code, may be issued only by limited types of issuers for limited types of projects, the fund’s investments may be focused in certain market segments. Consequently, the fund may be more vulnerable to fluctuations in the values of the securities it holds than a fund that invests more broadly. The prices of bonds in the fund’s portfolio may fall or fail to rise over extended periods of time for a variety of reasons, including both general financial market conditions and factors related to a specific issuer or industry.

Message from the Trustees

Dear Fellow Shareholder:

Coordinated action by central banks on both sides of the Atlantic helped lift both equity and fixed-income markets this year. Global markets continue to show signs of vulnerability, however, with investors growing more concerned about economic slowdowns in the United States, Europe, and emerging markets, particularly China. The outcome of the U.S. presidential election and the impending “fiscal cliff” are additional sources of potential volatility.

Putnam’s veteran investment team relies on fundamental research and experienced judgment to seek opportunities and manage risk in this environment. In the same way, it is prudent for long-term investors to rely on the expertise of a trusted financial advisor, who can help you work toward your financial goals.

We would like to take this opportunity to announce the arrival of two new Trustees, Liaquat Ahamed and Katinka Domotorffy, CFA, to your fund’s Board of Trustees. Mr. Ahamed, who in 2010 won the Pulitzer Prize for History with his book, Lords of Finance: The Bankers Who Broke the World, also serves on the Board of Aspen Insurance and the Board of the Rohatyn Group, an emerging-market fund complex that manages money for institutional investors.

Ms. Domotorffy, who until year-end 2011 was a Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management, currently serves as a member of the Anne Ray Charitable Trust’s Investment Committee, Margaret A. Cargill Philanthropies, and director for Reach Out and Read of Greater New York, an organization dedicated to promoting early childhood literacy.

We would also like to extend a welcome to new shareholders of the fund and to thank all of our investors for your continued confidence in Putnam.

About the fund

Potential for income exempt from federal income tax

Municipal bonds finance important public projects, such as schools, roads, and hospitals, and they can help investors keep more of the income they receive from their investment. Putnam Tax Exempt Income Fund offers an additional advantage — the flexibility to invest in municipal bonds issued by any state in the country.

The income from a municipal bond is generally exempt from federal income tax. The bonds are backed by either the issuing city, town, or other government entity or by revenues collected from usage fees.

The fund’s portfolio managers can select bonds from a variety of state and local governments. Because a state’s fiscal health can affect the prices of its bonds, this flexibility is a distinct advantage. The fund also combines two types of bonds to increase income potential. In addition to investing in high-quality bonds, the managers allocate a smaller portion of the portfolio to lower-rated bonds, which may offer higher income in return for more risk.

The portfolio managers are backed by the resources of Putnam’s fixed-income organization, in which municipal bond analysts are grouped into sector teams and conduct ongoing, rigorous research. Once a bond has been purchased, the fund’s managers continue to monitor developments that affect the bond market, the sector, and the issuer of the bond.

The goal of this in-depth research and active management is to stay a step ahead of the industry and pinpoint opportunities for investors.

Understanding tax-equivalent yield

To understand the value of tax-free income, it is helpful to compare a municipal bond’s yield with the “tax-equivalent yield” — the before-tax yield that must be offered by a taxable bond in order to equal the municipal bond’s yield after taxes.

How to calculate tax-equivalent yield: The tax-equivalent yield equals the municipal bond’s yield divided by “one minus the tax rate.” For example, if a municipal bond’s yield is 5%, then its tax-equivalent yield is 7.7%, assuming the maximum 35% federal tax rate for 2012.

Results for investors subject to lower tax rates would not be as advantageous.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 4.00%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

4	Tax Exempt Income Fund

Interview with your fund’s portfolio manager

Putnam Tax Exempt Income Fund posted strong gains during its fiscal year. How would you describe the investment environment?

The past 12 months marked a particularly strong period for both municipal bonds and the fund. For much of the period, interest rates trended lower as investors focused on the possibility of a deteriorating situation in the European sovereign debt markets and a slowing economy in the United States. This downward trend in rates helped bond markets in general, as bond prices move in the opposite direction of rates. Technical factors were also a tailwind for investors, as strong market demand continued to outpace supply, particularly since many municipal issuers have been taking advantage of today’s low prevailing interest rates by refunding existing debt.

Against this backdrop, tax-exempt bonds posted solid returns and outpaced the broad taxable bond market, as measured by the Barclays U.S. Aggregate Bond Index. Moreover, I am pleased to report that the fund outperformed its benchmark over the past 12 months, although it trailed the average return of its Lipper peer group.

What has the default picture looked like in the municipal bond market?

In the wake of the financial crisis in 2008, defaults in the municipal bond market remained relatively low. During the final

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 9/30/12. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on pages 15–16.

Tax Exempt Income Fund	5

months of 2011, however, a handful of high-profile bankruptcies led to an uptick in the overall default rate, with American Airlines and Jefferson County, Alabama, both filing for bankruptcy. Bankruptcy filings continued to capture headlines in 2012, with three California cities — Mammoth Lakes, San Bernardino, and Stockton — all filing for protection in recent months.

While these developments captured media attention, it’s important to put them in context. Through the end of September 2012, $3.3 billion of the $3.7 trillion municipal bond market had defaulted, representing about 0.09% of the overall market. On an annualized basis, this figure is in line with the 10-year average annual default rate, and represents a marked decline from 2011’s annual cumulative default rate.

Looking ahead, we believe defaults are likely to remain in line with historical averages. That said, we also believe it’s likely that certain cities or counties will continue to capture headlines in 2012 and into 2013 as a number of municipalities work to find their fiscal footing and additional bankruptcy filings are certainly a possibility.

What effect have potential policy changes had on the tax-exempt bond market?

As the 2012 presidential election race heated up, there was more discussion about tax reform and federal spending levels. Tax rates, of course, represent one component of the broader “fiscal cliff” looming at the start of 2013. Without additional legislation, the so-called Bush-era tax cuts will expire and federal funding will automatically be sequestered — per last year’s debt ceiling negotiations — beginning January 1, 2013. The Congressional Budget Office estimates that the combined effect of the spending cuts and tax hikes could negatively impact GDP

Top ten state allocations are shown as a percentage of the fund’s net assets as of 9/30/12. Investments in Puerto Rico represented 3.2% of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of accrued interest and the exclusion of as-of trades, if any. Holdings will vary over time.

6	Tax Exempt Income Fund

anywhere from –2% to –4%. With the U.S. economy only growing at a rate of about 2% a year, that level of decline obviously would be detrimental. Lawmakers are keenly aware of the issues, and our belief is that Congress will likely act sometime before the end of the year. The market is hopeful that an extension deal can be reached before January, and a longer term solution to debt levels may be addressed in the first part of 2013.

All told, it’s difficult to gauge the net effect of this policy uncertainty. To date, the performance of the municipal bond market has been quite strong despite the uncertainty related to the fiscal cliff. As always, we are monitoring the political situation closely, and believe that, given the less-than-certain environment going forward, our funds are well positioned for helping investors pursue diverse tax-free income opportunities.

How are states’ finances faring today?

We have definitely seen improvement across the board. The National Conference of State Legislatures recently reported that for the first time since 2008, more than half of the states are projected to finish their fiscal years with positive balances — an encouraging trend. That said, stresses continue to exist at the local level. One of the ways that many states have lowered expenses has been to reduce their financial support at the local level. Moreover, should the economy begin to decelerate and growth begin to stall, that would almost certainly negatively affect municipal finances. With this in mind, we are taking a somewhat

Credit qualities are shown as a percentage of portfolio market value as of 9/30/12. A bond rated Baa or higher (MIG3/VMIG3 or higher, for short-term debt) is considered investment grade. The chart reflects Moody’s ratings; percentages may include bonds or derivatives not rated by Moody’s but rated by Standard & Poor’s (S&P) or, if unrated by S&P, by Fitch, and then included in the closest equivalent Moody’s rating. Ratings will vary over time. Credit qualities are included for portfolio securities and are not included for derivative instruments and cash. The fund itself has not been rated by an independent rating agency.

Tax Exempt Income Fund	7

cautious view on the outlook for local general obligation bonds overall.

How did you position the portfolio during the fund’s fiscal year?

We sought to benefit from improving fundamentals in the municipal bond market. While we believed that the budget challenges faced by many municipalities were significant, we were confident that conditions would improve as long as the broad economy did not stall. Against this backdrop, we believed that essential service revenue bonds continued to be attractive, while we remained highly selective regarding the fund’s positioning in local general obligation bonds [G.O.s], which are securities issued at the city or county level. As the federal government looks to reduce transfer payments to the states, we believe that these types of bonds are at risk for downgrades or other headline-driven price volatility. And unlike state general obligation bonds, local G.O.s rely more on property tax revenue than on income or sales taxes. With real-estate prices still under pressure in many markets, property taxes have been slower to recover than other tax sources.

From a credit perspective, we held overweight positions in A-rated and Baa-rated securities versus the fund’s benchmark. In terms of sectors, relative to the benchmark index, we favored higher education, utility, and health-care bonds, including those of higher-quality hospitals and continuing-care retirement communities. Overall, this positioning generally helped the fund’s relative performance during its fiscal year.

What is your outlook for the months ahead?

We continue to be optimistic on the outlook for municipal bonds, given strong market technicals, and maintain our overweight to essential service revenue bonds. While spreads are well off their wides, they remain attractive. Technical factors in the market have been positive — specifically, higher refunding activity and strong investor demand. Like most asset classes, the municipal market will

This chart shows how the fund’s top weightings have changed over the past six months. Weightings are shown as a percentage of net assets. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings will vary over time.

8	Tax Exempt Income Fund

likely be more heavily influenced by the fiscal cliff the closer we get to January 1, as market participants look to Washington, D.C. for clues about a short-term extension of tax rates, the sequester, the debt ceiling, and the potential for broader tax reform in 2013. All of these factors could impact the value of municipal bonds’ tax exemption, the availability of those bonds, and the transfer of federal dollars to state and local municipalities, and therefore credit quality.

Thank you, Thalia, for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Thalia Meehan holds a B.A. from Williams College. A CFA charterholder, Thalia joined Putnam in 1989 and has been in the investment industry since 1983.

In addition to Thalia, your fund’s portfolio managers are Paul M. Drury, CFA, and Susan A. McCormack, CFA.

IN THE NEWS

Global economic growth is losing steam, according to the International Monetary Fund (IMF), with the majority of the world’s advanced economies expected to contract in 2012, or expand at anemic rates of less than 2%. Several issues are challenging economic growth, including Europe’s sovereign debt troubles, the impending “fiscal cliff” in the United States, and high unemployment in various economies. Unless leaders take meaningful steps to address these issues, the current global economic expansion may slow to the weakest level since 2009’s Great Recession. These issues are weighing increasingly on the global economy. In July, the IMF predicted that global growth would be 3.5% in 2012, rising to 3.9% in 2013, but now, in its recently released World Economic Outlook, the IMF has revised its growth forecasts downwards, to growth of just 3.3% this year, and 3.6% in 2013.

Tax Exempt Income Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended September 30, 2012, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 9/30/12

	Class A		Class B		Class C		Class M		Class Y
(inception dates)	(12/31/76)		(1/4/93)		(7/26/99)		(2/16/95)		(1/2/08)

	Before	After					Before	After	Net
	sales	sales	Before	After	Before	After	sales	sales	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value

Annual average
(life of fund)	6.92%	6.80%	6.13%	6.13%	6.06%	6.06%	6.51%	6.41%	6.96%

10 years	59.60	53.31	50.16	50.16	47.44	47.44	55.14	50.10	61.60
Annual average	4.79	4.37	4.15	4.15	3.96	3.96	4.49	4.14	4.92

5 years	31.66	26.43	27.84	25.84	26.62	26.62	29.92	25.75	33.35
Annual average	5.66	4.80	5.03	4.70	4.83	4.83	5.37	4.69	5.93

3 years	20.45	15.60	18.26	15.26	17.75	17.75	19.52	15.66	21.38
Annual average	6.40	4.95	5.75	4.85	5.60	5.60	6.12	4.97	6.67

1 year	10.09	5.67	9.39	4.39	9.22	8.22	9.89	6.30	10.43

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 4.00% and 3.25% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class Y shares have no initial sales charge or CDSC. Performance for class B, C, M, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Tax Exempt Income Fund

Comparative index returns For periods ended 9/30/12

		Lipper General & Insured
	Barclays Municipal	Municipal Debt Funds
	Bond Index	category average*

Annual average (life of fund)	—†	6.14%

10 years	63.38%	52.31
Annual average	5.03	4.27

5 years	34.18	28.83
Annual average	6.06	5.17

3 years	19.06	19.58
Annual average	5.99	6.13

1 year	8.32	10.26

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 9/30/12, there were 251, 222, 199, 163, and 9 funds, respectively, in this Lipper category.

† The fund’s benchmark, Barclays Municipal Bond Index, was introduced on 12/31/79, which post-dates the inception of the fund’s class A shares.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and class C shares would have been valued at $15,016 and $14,744, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,675 after sales charge) would have been valued at $15,010. A $10,000 investment in the fund’s class Y shares would have been valued at $16,160.

Tax Exempt Income Fund	11

Fund price and distribution information For the 12-month period ended 9/30/12

Distributions	Class A		Class B	Class C	Class M		Class Y

Number	12		12	12	12		12

Income [1]	$0.360559		$0.304675	$0.291416	$0.335557		$0.379661

Capital gains [2]	—		—	—	—		—

Total	$0.360559		$0.304675	$0.291416	$0.335557		$0.379661

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Share value	charge	charge	value	value	charge	charge	value

9/30/11	$8.59	$8.95	$8.59	$8.61	$8.61	$8.90	$8.60

9/30/12	9.08	9.46	9.08	9.10	9.11	9.42	9.10

	Before	After	Net	Net	Before	After	Net
	sales	sales	asset	asset	sales	sales	asset
Current yield (end of period)	charge	charge	value	value	charge	charge	value

Current dividend rate [3]	3.86%	3.70%	3.22%	3.07%	3.56%	3.45%	4.07%

Taxable equivalent [4]	5.94	5.69	4.95	4.72	5.48	5.31	6.26

Current 30-day SEC yield [5]	N/A	2.25	1.72	1.57	N/A	2.00	2.56

Taxable equivalent [4]	N/A	3.46	2.65	2.42	N/A	3.08	3.94

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (4.00% for class A shares and 3.25% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

1 For some investors, investment income may be subject to the federal alternative minimum tax.

2 Capital gains, if any, are taxable for federal and, in most cases, state purposes.

3 Most recent distribution, excluding capital gains, annualized and divided by share price before or after sales charge at period-end.

4 Assumes maximum 35.00% federal and state combined tax rate for 2012. Results for investors subject to lower tax rates would not be as advantageous.

5 Based only on investment income and calculated using the maximum offering price for each share class, in accordance with SEC guidelines.

12	Tax Exempt Income Fund

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class Y

Total annual operating expenses for the fiscal
year ended 9/30/11	0.75%	1.38%	1.53%	1.03%	0.53%

Annualized expense ratio for the six-month
period ended 9/30/12*	0.76%	1.39%	1.54%	1.04%	0.54%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report. Expenses are shown as a percentage of average net assets.

* For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from April 1, 2012, to September 30, 2012. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.89	$7.11	$7.88	$5.33	$2.77

Ending value (after expenses)	$1,049.90	$1,045.30	$1,045.60	$1,048.20	$1,050.90

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Tax Exempt Income Fund	13

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended September 30, 2012, use the following calculation method. To find the value of your investment on April 1, 2012, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class Y

Expenses paid per $1,000*†	$3.84	$7.01	$7.77	$5.25	$2.73

Ending value (after expenses)	$1,021.20	$1,018.05	$1,017.30	$1,019.80	$1,022.30

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 9/30/12. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

14	Tax Exempt Income Fund

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 4.00% maximum sales charge for class A shares and 3.25% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Fixed-income terms

Current yield is the annual rate of return earned from dividends or interest of an investment. Current yield is expressed as a percentage of the price of a security, fund share, or principal investment.

Yield curve is a graph that plots the yields of bonds with equal credit quality against their differing maturity dates, ranging from shortest to longest. It is used as a benchmark for other debt, such as mortgage or bank lending rates.

Comparative indexes

Barclays Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA (Bank of America) Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value

Tax Exempt Income Fund	15

relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2012, are available in the Individual Investors section at putnam.com, and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of September 30, 2012, Putnam employees had approximately $342,000,000 and the Trustees had approximately $81,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

16	Tax Exempt Income Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”).

The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2012, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2012, the Contract Committee met in executive session with the other Independent Trustees to discuss the Contract Committee’s preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 22, 2012 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2012. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services, and

• That the fee schedule represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

Tax Exempt Income Fund	17

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. In reviewing management fees, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Most of the open-end Putnam funds, including your fund, have relatively new management contracts, which introduced fee schedules that reflect more competitive fee levels for many funds, complex-wide breakpoints for the open-end funds, and performance fees for some funds. These new management contracts have been in effect for two years — since January or, for a few funds, February 2010. The Trustees approved the new management contracts on July 10, 2009, and fund shareholders subsequently approved the contracts by overwhelming majorities of the shares voted.

Under its management contract, your fund has the benefit of breakpoints in its management fee that provide shareholders with significant economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Contract Committee observed that the complex-wide breakpoints of the open-end funds had only been in place for two years, and the Trustees will continue to examine the operation of this new breakpoint structure in future years in light of further experience.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet evolving competitive standards, the Trustees and Putnam Management agreed in 2009 to implement certain expense limitations. These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. The expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 37.5 basis points (effective March 1, 2012, this expense limitation was reduced to 32 basis points) on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). Putnam Management’s support for these expense limitations, including its agreement to reduce the expense limitation applicable to the open-end funds’ investor servicing fees and expenses as noted above,

18	Tax Exempt Income Fund

was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 2nd quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2011 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2011 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a

Tax Exempt Income Fund	19

regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered the investment performance of each fund over multiple time periods and considered information comparing each fund’s performance with various benchmarks and, where applicable, with the performance of competitive funds or targeted annualized return. They noted that since 2009, when Putnam Management began implementing major changes to strengthen its investment personnel and processes, there has been a steady improvement in the number of Putnam funds showing above-median three-year performance results. They also noted the disappointing investment performance of some funds for periods ended December 31, 2011 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper General Municipal Debt Funds) for the one-year, three-year and five-year periods ended December 31, 2011 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2011, there were 245, 222 and 193 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft-dollar credits acquired through these means are used primarily to acquire research services that supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft-dollar credits continues to be allocated to the payment of fund expenses. The Trustees indicated their continued intent to monitor regulatory developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the potential benefits associated with fund brokerage and soft-dollar allocations and trends in industry practices to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam

20	Tax Exempt Income Fund

Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services.

Tax Exempt Income Fund	21

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Tax Exempt Income Fund

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders
Putnam Tax Exempt Income Fund:

We have audited the accompanying statement of assets and liabilities of Putnam Tax Exempt Income Fund (the fund), including the fund’s portfolio, as of September 30, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Putnam Tax Exempt Income Fund as of September 30, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
November 14, 2012

Tax Exempt Income Fund	23

The fund’s portfolio 9/30/12

Key to holding’s abbreviations

AGM Assured Guaranty Municipal Corporation	G.O. Bonds General Obligation Bonds
AGO Assured Guaranty, Ltd.	GNMA Coll. Government National Mortgage
AMBAC AMBAC Indemnity Corporation	Association Collateralized
Cmnwlth. of PR Gtd. Commonwealth of	NATL National Public Finance Guarantee Corp.
Puerto Rico Guaranteed	PSFG Permanent School Fund Guaranteed
COP Certificates of Participation	Radian Insd. Radian Group Insured
FGIC Financial Guaranty Insurance Company	SGI Syncora Guarantee, Inc.
FHLMC Coll. Federal Home Loan Mortgage	U.S. Govt. Coll. U.S. Government Collateralized
Corporation Collateralized	VRDN Variable Rate Demand Notes, which are
FNMA Coll. Federal National Mortgage	floating-rate securities with long-term maturities,
Association Collateralized	that carry coupons that reset every one or seven
FRB Floating Rate Bonds: the rate shown is	days. The rate shown is the current interest rate at
the current interest rate at the close of the	the close of the reporting period.
reporting period

MUNICIPAL BONDS AND NOTES (98.4%)*	Rating**	Principal amount	Value

Alabama (0.9%)
AL Hsg. Fin. Auth. Rev. Bonds (Single Fam. Mtge.),
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 1/2s, 10/1/37	Aaa	$865,000	$886,322

Courtland, Indl. Dev. Board Env. Impt. Rev. Bonds
(Intl. Paper Co.), Ser. A, 5s, 11/1/13	BBB	1,500,000	1,566,630

Cullman Cnty., Hlth. Care Auth. Rev. Bonds
(Cullman Regl. Med. Ctr.), Ser. A, 7s, 2/1/36	Ba1	3,750,000	4,096,988

Selma, Indl. Dev. Board Rev. Bonds (Gulf Opportunity
Zone Intl. Paper Co.), Ser. A, 6 1/4s, 11/1/33	BBB	3,500,000	3,974,215

			10,524,155
Arizona (2.4%)
Casa Grande, Indl. Dev. Auth. Rev. Bonds (Casa
Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29	BB–/P	2,850,000	2,940,431

Cochise Cnty., Indl. Dev. Auth. Rev. Bonds (Sierra
Vista Regl. Hlth. Ctr.), Ser. A, 6.2s, 12/1/21	BBB+/P	5,075,000	5,782,607

Coconino Cnty., Poll. Control Rev. Bonds (Tucson
Elec. Pwr. Co. — Navajo), Ser. A, 5 1/8s, 10/1/32	Baa3	2,000,000	2,117,320

Glendale, Indl. Dev. Auth. Rev. Bonds (Midwestern U.),
5 1/8s, 5/15/40	A–	3,500,000	3,737,230

Maricopa Cnty., Poll. Control Rev. Bonds (El Paso
Elec. Co.), Ser. A, 7 1/4s, 2/1/40	Baa2	3,300,000	3,914,361

Mesa, St. & Hwy. Rev. Bonds
5s, 7/1/22	AA	2,000,000	2,437,700
5s, 7/1/21	AA	1,500,000	1,819,095

Salt River Agricultural Impt. & Pwr. Dist. Rev. Bonds,
Ser. A, 5s, 12/1/29	Aa1	5,000,000	6,105,200

Yavapai Cnty., Indl. Dev. Auth. Hosp. Fac. Rev. Bonds
(Yavapai Regl. Med. Ctr.), Ser. A, 6s, 8/1/33	Baa2	500,000	519,785

			29,373,729

24	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Arkansas (0.1%)
Rogers, Rev. Bonds (Sales and Use Tax),
3 3/4s, 11/1/34	AA	$1,000,000	$1,076,500

			1,076,500
California (11.8%)
Bay Area Toll Auth. of CA Rev. Bonds (San Francisco
Bay Area), Ser. F-1, 5s, 4/1/39	AA	5,000,000	5,524,400

CA Edl. Fac. Auth. Rev. Bonds
(U. of The Pacific), 5s, 11/1/36	A2	2,000,000	2,086,160
(U. of La Verne), Ser. A, 5s, 6/1/35	Baa2	2,000,000	2,069,320
(Scripps College), 5s, 8/1/31	A1	500,000	500,280
(Pacific U.), Ser. A, 5s, 11/1/30	A2	750,000	853,080
(Lutheran U.), Ser. C, 5s, 10/1/24	Baa1	1,215,000	1,255,022

CA Hsg. Fin. Agcy. Rev. Bonds (Home Mtge.),
Ser. K, 4 3/4s, 8/1/36	A	5,750,000	5,252,855

CA Infrastructure & Econ. Dev. Bank Rev. Bonds
(Science Ctr. Phase II), Ser. B, FGIC, NATL, 5s, 5/1/23	BBB	640,000	668,275

CA Muni. Fin. Auth. COP (Cmnty. Hosp. Central CA),
5 1/4s, 2/1/37	Baa2	2,600,000	2,689,180

CA Muni. Fin. Auth. Rev. Bonds (Biola U.),
5 7/8s, 10/1/34	Baa1	1,500,000	1,635,960

CA State G.O. Bonds
6 1/2s, 4/1/33	A1	10,000,000	12,644,400
5 3/4s, 4/1/31	A1	15,000,000	17,689,050
5 1/2s, 3/1/40	A1	10,300,000	11,888,466
5 1/4s, 4/1/35	A1	4,000,000	4,641,960
5 1/4s, 2/1/29	A1	2,000,000	2,361,900
FGIC, NATL, 5s, 6/1/26	A1	5,000,000	5,631,000

CA State Dept. of Wtr. Resources Rev. Bonds
(Central Valley), Ser. AE, 5s, 12/1/29	AAA	5,000,000	5,845,650

CA State Pub. Wks. Board Rev. Bonds
Ser. I-1, 6 5/8s, 11/1/34	A2	10,000,000	12,462,000
Ser. I-1, 6 1/8s, 11/1/29	A2	2,000,000	2,444,360
Ser. A-1, 6s, 3/1/35	A2	3,100,000	3,695,634
(Capital Projects), Ser. A, 5s, 4/1/29	A2	3,605,000	4,035,545

Golden State Tobacco Securitization Corp. Rev.
Bonds (Tobacco Settlement), Ser. B, AMBAC, 5s,
6/1/38 (Prerefunded 6/1/13)	Aaa	530,000	546,764

Los Angeles, Regl. Arpt. Impt. Corp. Lease Rev.
Bonds (Laxfuel Corp.), 5s, 1/1/32	A	1,000,000	1,103,410

Los Angeles, Unified School Dist. G.O. Bonds, Ser. I,
5s, 7/1/26	Aa2	5,000,000	5,747,750

M-S-R Energy Auth. Rev. Bonds, Ser. A,
6 1/2s, 11/1/39	A–	2,250,000	2,933,213

Port of Oakland, Rev. Bonds
Ser. L, FGIC, NATL, 5 3/8s, 11/1/27	A+	7,930,000	7,952,045
Ser. L, FGIC, NATL, 5 3/8s, 11/1/27
(Prerefunded 11/1/12)	A+	990,000	993,693
(Sr. Lien), Ser. P, 5s, 5/1/33	A+	1,240,000	1,385,936
(Sr. Lien), Ser. P, 5s, 5/1/31	A+	1,000,000	1,125,480

Riverside Cnty., Asset Leasing Corp. Rev. Bonds
(Riverside Cnty. Hosp.), NATL, zero %, 6/1/25	A2	4,000,000	2,044,920

Tax Exempt Income Fund	25

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

California cont.
Sacramento, City Fin. Auth. Tax Alloc. Bonds, Ser. A,
FGIC, NATL, zero %, 12/1/22	A–	$7,500,000	$4,809,900

Sacramento, Muni. Util. Dist. Rev. Bonds, Ser. X,
5s, 8/15/28	A1	1,650,000	1,940,301

San Francisco City & Cnty. Arpt. Comm. Intl. Arpt.
Rev. Bonds
5s, 5/1/29	A1	200,000	235,816
5s, 5/1/28	A1	1,000,000	1,183,680

Solano, Cmnty. College Dist. G.O. Bonds (Election
of 2002), Ser. B, FGIC, NATL, zero %, 8/1/26	Aa3	9,560,000	4,994,335

Turlock, Irrigation Dist. Rev. Bonds, Ser. A,
5s, 1/1/40	A+	4,000,000	4,327,600

			147,199,340
Colorado (1.2%)
CO Hlth. Fac. Auth. Rev. Bonds
(Valley View Assn.), 5 1/4s, 5/15/42	BBB+	1,500,000	1,555,845
(Evangelical Lutheran), 5 1/4s, 6/1/22	A3	1,000,000	1,107,060
(Covenant Retirement Cmnty.), Ser. A, 5s, 12/1/33	BBB–	1,650,000	1,734,464
(Evangelical Lutheran), 5s, 6/1/16	A3	820,000	878,368

CO Springs, Hosp. Rev. Bonds, 6 1/4s, 12/15/33	A3	3,000,000	3,483,570

E-470 CO Pub. Hwy. Auth. Rev. Bonds
Ser. C1, NATL, 5 1/2s, 9/1/24	Baa2	1,750,000	1,908,323
Ser. A, NATL, zero %, 9/1/34	Baa2	13,000,000	3,967,990

Regl. Trans. Dist. Rev. Bonds (Denver Trans. Partners),
6s, 1/15/41	Baa3	750,000	869,535

			15,505,155
Connecticut (0.1%)
CT State Dev. Auth. 1st. Mtg. Gross Rev. Hlth. Care
Rev. Bonds (Elim Street Park Baptist, Inc.),
5.85s, 12/1/33	BBB	650,000	656,182

Hamden, Fac. Rev. Bonds (Whitney Ctr.), Ser. B,
6 1/8s, 1/1/14	BB/P	325,000	325,348

			981,530
Delaware (1.0%)
DE St. Econ. Dev. Auth. Rev. Bonds
(Delmarva Pwr.), 5.4s, 2/1/31	BBB+	1,700,000	1,903,354
(Indian River Pwr.), 5 3/8s, 10/1/45	Baa3	4,200,000	4,591,818

DE State Hlth. Facs. Auth. VRDN (Christiana Care),
Ser. A, 0.2s, 10/1/38	VMIG1	5,755,000	5,755,000

			12,250,172
District of Columbia (1.5%)
DC G.O. Bonds, Ser. A, AGM, 5s, 6/1/26
(Prerefunded 6/1/15)	Aa2	5,005,000	5,613,808

DC Rev. Bonds (Howard U.), Ser. A, 6 1/2s, 10/1/41	A3	5,000,000	6,008,450

DC Ballpark Rev. Bonds, Ser. B-1, FGIC, NATL,
5s, 2/1/25	A3	1,035,000	1,095,341

DC U. Rev. Bonds (Gallaudet U.)
5 1/2s, 4/1/41	A+	2,000,000	2,274,420
5 1/2s, 4/1/34	A+	1,000,000	1,158,600

Metro. Washington, Arpt. Auth. Dulles Toll Rd.
Rev. Bonds (Metrorail), Ser. A, zero %, 10/1/37	Baa1	11,000,000	2,799,940

			18,950,559

26	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Florida (7.4%)
Brevard Cnty., Hlth. Care Fac. Auth. Rev. Bonds
(Health First, Inc.), 7s, 4/1/39	A3	$4,000,000	$4,924,520

Broward Cnty., Arpt. Syst. Rev. Bonds, Ser. Q-2
5s, 10/1/37	A1	1,750,000	1,900,518
5s, 10/1/31	A1	175,000	195,412

Cape Coral, Wtr.& Swr. Rev. Bonds, AMBAC,
5s, 10/1/26	A1	2,500,000	2,743,175

FL Hsg. Fin. Corp. Rev. Bonds
Ser. G, GNMA Coll., FNMA Coll., FHLMC Coll.,
5 3/4s, 1/1/37	Aa1	650,000	677,820
(Homeowner Mtge.), Ser. 2, GNMA Coll, FNMA Coll,
FHLMC Coll., 4.95s, 7/1/37	Aa1	1,215,000	1,273,393

FL State Board of Ed. G.O. Bonds (Capital Outlay
2011), Ser. F, 5s, 6/1/30	AAA	1,550,000	1,879,608

FL State Muni. Pwr. Agcy. Rev. Bonds, Ser. A,
5s, 10/1/31	A2	3,300,000	3,655,806

Hernando Cnty., Rev. Bonds (Criminal Justice
Complex Fin.), FGIC, NATL, 7.65s, 7/1/16	BBB	17,175,000	20,377,966

Hillsborough Cnty., Cmnty. Investment Tax Rev.
Bonds, AMBAC, 5s, 5/1/24 (Prerefunded 11/1/13)	AA	1,250,000	1,326,613

Hillsborough Cnty., Indl. Dev. Auth. Mandatory
Put Bonds (9/1/13) (Tampa Elec. Co.), Ser. B,
5.15s, 9/1/25	A3	1,125,000	1,170,484

Kissimmee, Util. Auth. Rev. Bonds, AGM,
5 1/4s, 10/1/18	Aa3	2,270,000	2,358,530

Lee Cnty., Rev. Bonds, SGI, 5s, 10/1/25	Aa2	5,500,000	6,155,105

Leesburg, Cap. Impt. Rev. Bonds, FGIC, NATL,
5 1/4s, 10/1/27	A1	1,600,000	1,680,288

Miami-Dade Cnty., G.O. Bonds (Parks Program),
NATL, 5s, 11/1/25	Aa2	5,000,000	5,464,300

Miami-Dade Cnty., Aviation Rev. Bonds, Ser. B,
5s, 10/1/41	A2	5,000,000	5,508,100

Miami-Dade Cnty., Expressway Auth. Toll Syst.
Rev. Bonds, Ser. B, FGIC, NATL, 5 1/4s, 7/1/26	A	3,000,000	3,156,690

Palm Beach Cnty., Hlth. Fac. Auth. Rev. Bonds
(Acts Retirement-Life Cmnty.), 5 1/2s, 11/15/33	BBB+	5,000,000	5,486,150

Palm Coast Pk. Cmnty. Dev. Dist. Special Assmt.
Bonds, 5.7s, 5/1/37	B–/P	275,000	181,770

Pinellas Cnty., Edl. Fac. Auth. Rev. Bonds (Barry U.),
5 1/4s, 10/1/30	BBB	1,300,000	1,427,179

South Broward, Hosp. Dist. Rev. Bonds, NATL,
4 3/4s, 5/1/28	Aa3	2,000,000	2,123,980

St. Lucie Cnty., School Board COP, Ser. A, AGM,
5s, 7/1/23	Aa3	4,300,000	4,537,446

Sumter Cnty., School Dist. Rev. Bonds (Multi-Dist.
Loan Program), AGM, 7.15s, 11/1/15 (Escrowed
to maturity)	Aa3	4,800,000	5,757,312

Sunrise, Util. Syst. Rev. Bonds, AMBAC
5.2s, 10/1/22	AA–	3,405,000	3,948,779
5.2s, 10/1/22 (Prerefunded 10/1/20)	AA–	2,590,000	3,155,319

Tax Exempt Income Fund	27

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Florida cont.
Tolomato, Cmnty. Dev. Dist. Special Assmt. Bonds,
5.4s, 5/1/37	CCC/P	$100,000	$98,312

Verandah, West Cmnty. Dev. Dist. Special Assmt.
Bonds (Cap. Impt.), Ser. A, 6 5/8s, 5/1/33	B+/P	850,000	858,339

			92,022,914
Georgia (1.8%)
Atlanta, Arpt. Rev. Bonds
Ser. C, 5 7/8s, 1/1/24	A1	1,895,000	2,402,689
(Hartsfield-Jackson Intl. Arpt.), Ser. A, 5s, 1/1/35	A1	2,000,000	2,224,200

Atlanta, Wtr. & Waste Wtr. Rev. Bonds, Ser. A,
6 1/4s, 11/1/39	A1	4,500,000	5,493,645

Forsyth Cnty., Hosp. Auth. Rev. Bonds (Baptist Hlth.
Care Syst.), U.S. Govt. Coll., 6 1/4s, 10/1/18
(Escrowed to maturity)	AA+	760,000	887,102

Fulton Cnty., Dev. Auth. Rev. Bonds (GA Tech
Athletic Assn.), Ser. A, 5s, 10/1/42	A2	2,250,000	2,528,528

GA State Private College & U. Auth. Rev. Bonds
(Emory U.), Ser. B, 5s, 9/1/29	Aa2	2,250,000	2,626,695

Main St. Natural Gas, Inc. Rev. Bonds (GA Gas),
Ser. A, 5 1/2s, 9/15/21	A–	370,000	414,951

Marietta, Dev. Auth. Rev. Bonds (U. Fac. — Life
U., Inc.), 7s, 6/15/39	Ba3	3,450,000	3,661,830

Richmond Cnty., Dev. Auth. Rev. Bonds (Amt.-Intl.
Paper Co.), Ser. A, 6 1/4s, 2/1/25	BBB	1,950,000	1,968,389

			22,208,029
Illinois (4.5%)
Chicago, G.O. Bonds, Ser. A, 5s, 1/1/33	Aa3	6,000,000	6,750,720

Chicago, O’Hare Intl. Arpt. Rev. Bonds
Ser. A, 5 3/4s, 1/1/39	A2	1,650,000	1,935,714
Ser. A, 5 5/8s, 1/1/35	A2	2,000,000	2,350,500
Ser. F, 5s, 1/1/40	A2	3,700,000	3,968,990

Chicago, Wtr. Rev. Bonds
5s, 11/1/42	Aa3	3,000,000	3,420,330
AGM, 5s, 11/1/25	Aa3	4,750,000	5,514,418

Cook Cnty., G.O. Bonds, Ser. B, NATL, 5s, 11/15/29	AA	1,250,000	1,328,925

IL Edl. Fac. Auth. Rev. Bonds (Northwestern U.),
5s, 12/1/33	Aaa	2,250,000	2,364,368

IL Fin. Auth. Rev. Bonds
(Rush U. Med. Ctr.), Ser. B, 7 1/4s, 11/1/38	A2	2,520,000	3,166,708
(Silver Cross Hosp. & Med. Ctr.), 7s, 8/15/44	BBB–	5,500,000	6,609,845
(IL Rush U. Med Ctr.), Ser. C, 6 5/8s, 11/1/39	A2	1,075,000	1,297,471
(Roosevelt U.), 6 1/2s, 4/1/39	Baa2	2,000,000	2,262,080
(Elmhurst Memorial), Ser. A, 5 5/8s, 1/1/37	Baa2	1,000,000	1,074,660
(Newman Foundation), Radian Insd., 5s, 2/1/32	BBB/P	3,000,000	3,014,850

IL State G.O. Bonds
5s, 3/1/34	A2	1,250,000	1,373,938
5s, 8/1/21	A2	5,500,000	6,375,105

28	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Illinois cont.
IL State Toll Hwy. Auth. Rev. Bonds, Ser. A-1, AGM,
5s, 1/1/22	Aa3	$1,000,000	$1,137,930

Railsplitter, Tobacco Settlement Auth. Rev. Bonds,
6s, 6/1/28	A–	2,150,000	2,522,165

			56,468,717
Indiana (2.8%)
IN Bk. Special Program Gas Rev. Bonds, Ser. A,
5 1/4s, 10/15/21	A2	6,150,000	7,259,091

IN State Hlth. Fac. Fin. Auth. VRDN (Fayette
Memorial Hosp. Assn.), Ser. A, 0.2s, 10/1/32	A–1+	1,690,000	1,690,000

IN State Fin. Auth. VRDN, Ser. A-2, 0.2s, 2/1/37	VMIG1	7,050,000	7,050,000

IN State Fin. Auth. Edl. Fac. Rev. Bonds
(Valparaiso U.), 5s, 10/1/27	A2	1,405,000	1,541,271
(Butler U.), Ser. B, 5s, 2/1/27	BBB+	1,435,000	1,591,716

IN State Fin. Auth. Edl. Fac. VRDN, Ser. A-1,
0.2s, 2/1/37	VMIG1	4,700,000	4,700,000

Indianapolis, Arpt. Auth. Rev. Bonds (Federal
Express Corp.), 5.1s, 1/15/17	Baa1	4,500,000	5,145,390

Jasper Cnty., Indl. Poll. Control Rev. Bonds
AMBAC, 5.7s, 7/1/17	Baa2	2,500,000	2,854,500
NATL, 5.6s, 11/1/16	Baa2	2,750,000	3,111,570

			34,943,538
Iowa (0.3%)
IA Fin. Auth. Rev. Bonds (Single Fam. Mtge.), Ser. D,
GNMA Coll., FNMA Coll., 5s, 1/1/36	Aaa	110,000	112,880

IA Fin. Auth. Hlth. Fac. Rev. Bonds (Care Initiatives),
Ser. A, 5 1/2s, 7/1/21	BB+	2,500,000	2,704,000

Tobacco Settlement Auth. of IA Rev. Bonds, Ser. C,
5 3/8s, 6/1/38	B+	750,000	675,390

			3,492,270
Kansas (0.6%)
KS State Dev. Fin. Auth. Rev. Bonds
Ser. K, NATL, 5 1/4s, 11/1/26	Aa2	1,355,000	1,535,093
Ser. K, NATL, 5 1/4s, 11/1/25	Aa2	1,620,000	1,841,114
(Lifespace Cmnty’s. Inc.), Ser. S, 5s, 5/15/30	A/F	2,900,000	3,074,986

Lenexa, Hlth. Care Fac. Rev. Bonds, 5 1/2s, 5/15/39	BB/P	1,500,000	1,523,085

			7,974,278
Kentucky (1.0%)
Christian Cnty., Assn. of Cnty. Leasing Trust VRDN,
Ser. B, 0.2s, 8/1/37	VMIG1	2,855,000	2,855,000

KY Econ. Dev. Fin. Auth. Rev. Bonds (Louisville
Arena), Ser. A-1, AGO, 6s, 12/1/42	Aa3	3,500,000	3,827,180

Louisville & Jefferson Cnty., Metro. Govt. College Rev.
Bonds (Bellarmine U., Inc.), Ser. A, 6s, 5/1/38	Baa3	855,000	929,907

Louisville & Jefferson Cnty., Metro. Govt. Hlth. Syst.
Rev. Bonds (Norton Hlth. Care, Inc.), 5s, 10/1/30	A–	4,000,000	4,226,440

Owen Cnty., Wtr. Wks. Syst. Rev. Bonds (American
Wtr. Co.), Ser. A, 6 1/4s, 6/1/39	BBB+	1,000,000	1,114,900

			12,953,427

Tax Exempt Income Fund	29

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Louisiana (0.6%)
LA Pub. Fac. Auth. Rev. Bonds (Entergy LA LLC),
5s, 6/1/30	A3	$5,000,000	$5,377,500

Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 01-B,
5 1/2s, 5/15/30	A	1,450,000	1,485,931

			6,863,431
Maryland (0.3%)
MD Econ. Dev. Corp. Poll. Control Rev. Bonds
(Potomac Electric Power Co.), 6.2s, 9/1/22	A	1,100,000	1,358,027

MD State Hlth. & Higher Edl. Fac. Auth. Rev. Bonds
(Washington Cnty. Hosp.), 6s, 1/1/43	BBB–	1,590,000	1,714,815

			3,072,842
Massachusetts (4.5%)
MA Edl. Fin. Auth. Rev. Bonds, Ser. B, 5.7s, 1/1/31	AA	4,485,000	4,915,829

MA State Dept. Trans. Rev. Bonds (Metro Hwy. Syst.),
Ser. B, 5s, 1/1/37	A	6,750,000	7,433,438

MA State Dev. Fin. Agcy. Rev. Bonds
(Sabis Intl.), Ser. A, 8s, 4/15/39	BBB	920,000	1,130,974
(Berklee College of Music), 5 1/4s, 10/1/41	A2	5,500,000	6,107,200
(Wheelock College), Ser. C, 5 1/4s, 10/1/29	BBB	3,300,000	3,511,167
(Suffolk U.), 5 1/8s, 7/1/40	Baa2	2,000,000	2,193,100

MA State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Civic Investments, Inc.), Ser. A, U.S. Govt. Coll., 9s,
12/15/15 (Prerefunded 12/15/12)	AAA/P	425,000	439,212
(Jordan Hosp.), Ser. E, 6 3/4s, 10/1/33	BB–	2,950,000	3,008,086
(Suffolk U.), Ser. A, 5 3/4s, 7/1/39	Baa2	4,000,000	4,492,840
(Baystate Med. Ctr.), Ser. I, 5 3/4s, 7/1/36	A+	2,000,000	2,228,720
(Springfield College), 5 5/8s, 10/15/40	Baa1	2,550,000	2,766,036
(Springfield College), 5 1/2s, 10/15/31	Baa1	600,000	651,246
(Milton Hosp.), Ser. D, 5 3/8s, 7/1/35	BB–	450,000	453,780
(Sterling & Francine Clark), Ser. A, 5s, 7/1/36	AA	3,305,000	3,610,845
(Northeastern U.), Ser. A, 5s, 10/1/35	A2	4,100,000	4,592,369

MA State Hsg. Fin. Agcy. Rev. Bonds, Ser. A,
5.1s, 12/1/30	Aa3	2,500,000	2,652,200

MA State Port Auth. Rev. Bonds, U.S. Govt. Coll., 13s,
7/1/13 (Escrowed to maturity)	AA–/P	1,045,000	1,142,927

Metro. Boston, Trans. Pkg. Corp. Rev. Bonds
5 1/4s, 7/1/36	A1	2,000,000	2,253,560
(Systemwide Pkg.), 5 1/4s, 7/1/33	A1	2,000,000	2,285,880

			55,869,409
Michigan (2.6%)
Detroit, G.O. Bonds
Ser. A-1, AMBAC, 5 1/4s, 4/1/24	B	500,000	439,960
(Cap. Impt.), Ser. A-1, 5s, 4/1/15	B	3,120,000	2,988,305

Detroit, Wtr. Supply Syst. Rev. Bonds, Ser. B, AGM,
6 1/4s, 7/1/36	AA–	4,040,000	4,712,579

Flint, Hosp. Bldg. Auth. Rev. Bonds (Hurley Med. Ctr.),
7 3/8s, 7/1/35	Ba1	1,250,000	1,464,838

Garden City, Hosp. Fin. Auth. Rev. Bonds (Garden
City Hosp.), Ser. A, 5 3/4s, 9/1/17	Ba3	400,000	400,432

MI Fin. Auth. Rev. Bonds (Revolving Fund-Clean Wtr)
5s, 10/1/29	AAA	2,000,000	2,443,720
5s, 10/1/27	AAA	2,000,000	2,465,640

30	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Michigan cont.
MI State Hosp. Fin. Auth. Rev. Bonds
Ser. A, 6 1/8s, 6/1/39	A1	$2,500,000	$2,888,375
(Henry Ford Hlth. Syst.), Ser. A, 5 1/4s, 11/15/46	A1	8,160,000	8,609,779
(Chelsea Cmnty. Hosp. Oblig.), 5s, 5/15/25
(Prerefunded 5/15/15)	AA+	915,000	1,021,140

MI State Strategic Fund Ltd. Mandatory Put Bonds
(Dow Chemical)
(6/2/14) Ser. A-1, 6 3/4s, 12/1/28	BBB	700,000	767,221
(6/1/13) Ser. A-2, 5 1/2s, 12/1/28	BBB	3,500,000	3,609,865

			31,811,854
Minnesota (0.6%)
Douglas Cnty., Gross Hlth. Care Fac. Rev. Bonds
(Douglas Cnty. Hosp.), Ser. A, 6 1/4s, 7/1/38	BBB–	1,600,000	1,776,688

Minneapolis, Rev. Bonds (National Marrow Donor
Program), 4 7/8s, 8/1/25	BBB	2,000,000	2,080,560

MN State Hsg. Fin. Agcy. Rev. Bonds (Res. Hsg.),
Ser. H, 4.3s, 1/1/13	Aa1	400,000	401,616

St. Paul, Hsg. & Redev. Auth. Hlth. Care Fac.
Rev. Bonds (HealthPartners Oblig. Group),
5 1/4s, 5/15/36	A3	2,155,000	2,265,401

St. Paul, Hsg. & Redev. Auth. Hosp. Rev. Bonds
(Healtheast), 6s, 11/15/35	BBB–	1,250,000	1,306,100

			7,830,365
Mississippi (0.7%)
Jackson Cnty., Poll. Control VRDN (Chevron
USA, Inc.), 0.2s, 6/1/23	P–1	500,000	500,000

MS Bus. Fin. Corp. Rev. Bonds (Syst. Energy
Resources, Inc.), 5 7/8s, 4/1/22	BBB	3,000,000	3,006,480

MS Home Corp. Rev. Bonds, Ser. B-2, GNMA Coll.,
FNMA Coll., 6.45s, 12/1/33	Aaa	925,000	972,527

MS State Bus. Fin. Comm. Gulf Opportunity Zone
VRDN (Chevron USA, Inc.), Ser. C, 0.19s, 12/1/30	VMIG1	4,450,000	4,450,000

			8,929,007
Missouri (0.7%)
MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Washington U. (The)), Ser. A, 5 3/8s, 3/15/39	Aaa	2,250,000	2,592,495
(Still U. Hlth. Sciences), 5 1/4s, 10/1/31	A–	1,000,000	1,130,740

MO State Hlth. & Edl. Fac. Auth. VRDN
(Washington U. (The))
Ser. A, 0.2s, 9/1/30	VMIG1	2,700,000	2,700,000
Ser. B, 0.2s, 9/1/30	VMIG1	700,000	700,000

MS State Dev. Fin. Board Infrastructure Fac. Rev.
Bonds (Independence, Elec. Syst. Dogwood),
Ser. A, 5s, 6/1/37	A–	2,000,000	2,114,480

			9,237,715
Montana (0.5%)
MT State Fac. Fin. Auth. VRDN (Sisters of Charity
of Leavenworth), Ser. A, 0.2s, 12/1/25	VMIG1	6,810,000	6,810,000

Nebraska (0.2%)			6,810,000
NE Pub. Pwr. Dist. Rev. Bonds, Ser. A
5s, 1/1/34	A1	1,000,000	1,165,650
5s, 1/1/33	A1	1,000,000	1,172,720

			2,338,370

Tax Exempt Income Fund	31

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Nevada (0.7%)
Clark Cnty., Impt. Dist. Special Assmt. Bonds
(Mountains Edge Local No. 142), 5s, 8/1/20	BBB–	$1,000,000	$1,087,600

Clark Cnty., Indl. Dev. Rev. Bonds (Southwest
Gas Corp.), Ser. A, AMBAC, 5 1/4s, 7/1/34	Baa1	7,570,000	7,751,831

			8,839,431
New Hampshire (1.4%)
NH Higher Edl. & Hlth. Fac. Auth. Rev. Bonds
(Rivermead at Peterborough), 5 3/4s, 7/1/28	BB+/P	1,000,000	1,000,210

NH State Hlth. & Ed. Fac. Auth. VRDN (U. Syst. of NH),
Ser. B-2, 0.2s, 7/1/33	VMIG1	14,355,000	14,355,000

NH State Bus. Fin. Auth. Rev. Bonds (Elliot Hosp.
Oblig. Group), Ser. A, 6 1/8s, 10/1/39	Baa1	2,000,000	2,266,200

			17,621,410
New Jersey (4.7%)
Middlesex Cnty., Impt. Auth. Lease Rev. Bonds (Perth
Amboy Muni. Complex), FGIC, NATL, 5s, 3/15/31
(Prerefunded 3/15/13)	BBB+/P	3,500,000	3,574,550

NJ Econ. Dev. Auth. Rev. Bonds
(MSU Student Hsg.), 5 7/8s, 6/1/42	Baa3	3,840,000	4,308,134
(School Fac. Construction), Ser. AA,
5 1/4s, 12/15/33	A1	5,500,000	6,270,880
(Motor Vehicle), Ser. A, NATL, 5s, 7/1/27	A	7,000,000	7,485,450
5s, 6/15/26	Baa1	500,000	550,830

NJ Econ. Dev. Auth. Wtr. Fac. Rev. Bonds
(NJ American Wtr. Co.)
Ser. B, 5.6s, 11/1/34	A2	2,000,000	2,214,240
Ser. D, 4 7/8s, 11/1/29	A2	1,100,000	1,191,905

NJ Hlth. Care Fac. Fin. Auth. Rev. Bonds
(St. Joseph Hlth. Care Syst.), 6 5/8s, 7/1/38	BBB–	3,000,000	3,483,840
(St. Peter’s U. Hosp.), 6 1/4s, 7/1/35	BBB–	2,000,000	2,230,640
(Holy Name Hosp.), 5s, 7/1/36	Baa2	3,000,000	3,062,340

NJ State Rev. Bonds (Trans. Syst.), Ser. C, AMBAC,
zero %, 12/15/24	A1	8,760,000	5,600,881

NJ State Higher Ed. Assistance Auth. Rev. Bonds
(Student Loan), Ser. A, 5 5/8s, 6/1/30	AA	2,250,000	2,523,263

NJ State Tpk. Auth. Rev. Bonds, Ser. E,
5 1/4s, 1/1/40	A+	3,000,000	3,396,240

NJ State Trans. Trust Fund Auth. Rev. Bonds
(Trans. Syst.), Ser. A, 6s, 6/15/35	A1	3,000,000	3,669,060

Tobacco Settlement Fin. Corp. Rev. Bonds
6 3/4s, 6/1/39 (Prerefunded 6/1/13)	Aaa	2,000,000	2,086,780
6 3/8s, 6/1/32 (Prerefunded 6/1/13)	Aaa	1,520,000	1,582,183

Union Cnty., Util. Auth. Resource Recvy. Fac. Lease
Rev. Bonds (Covanta Union), Ser. A, 5 1/4s, 12/1/31	AA+	4,750,000	5,321,330

			58,552,546
New Mexico (0.6%)
Farmington, Poll. Control Rev. Bonds
(San Juan), Ser. B, 4 7/8s, 4/1/33	Baa3	2,110,000	2,187,901
(AZ Pub. Svc. Co.), Ser. B, 4.7s, 9/1/24	Baa1	4,500,000	5,051,925

			7,239,826

32	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

New York (8.6%)
Hudson Yards, Infrastructure Corp. Rev. Bonds,
Ser. A, 5 3/4s, 2/15/47	A2	$3,000,000	$3,545,430

Metro. Trans. Auth. Rev. Bonds, Ser. D
5s, 11/15/36	A2	2,500,000	2,807,050
5s, 11/15/29	A2	12,000,000	14,114,760

Metro. Trans. Auth. Dedicated Tax Rev. Bonds,
Ser. A, 5 1/2s, 11/15/39	AA	2,000,000	2,251,260

NY City, G.O. Bonds, Ser. F, 5s, 8/1/31	Aa2	4,000,000	4,735,880

NY City, City Transitional Fin. Auth. VRDN
(NYC Recovery), Ser. 3, 0.2s, 11/1/22	VMIG1	100,000	100,000

NY City, Indl. Dev. Agcy. Rev. Bonds (Queens
Baseball Stadium — Pilot), AMBAC, 5s, 1/1/23	Ba1	300,000	316,863

NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
(British Airways PLC), 5 1/4s, 12/1/32	BB	200,000	199,246

NY City, Muni. Wtr. & Swr. Fin. Auth. Rev. Bonds,
Ser. FF, 5s, 6/15/45	AA+	6,000,000	6,867,300

NY City, Transitional Fin. Auth. Rev. Bonds
(Future Tax), Ser. D-1, 5s, 11/1/32	AAA	5,000,000	5,911,450

NY State Dorm. Auth. Rev. Bonds
(Construction City U. Syst.), Ser. A, 6s, 7/1/20	Aa3	10,900,000	13,721,574
(City U.), Ser. A, 5 3/4s, 7/1/18	Aa3	12,485,000	14,629,174
(Winthrop-U. Hosp. Assn.), Ser. A, 5 1/2s, 7/1/32	Baa1	600,000	607,602
(Winthrop Nassau U.), 5 1/2s, 7/1/23	Baa1	750,000	761,775
(State U. Edl. Fac.), Ser. A, 5 1/2s, 5/15/19	Aa3	23,100,000	27,815,172
(Brooklyn Law School), Ser. B, SGI, 5 3/8s,
7/1/22 (Prerefunded 7/1/13)	Baa1	1,000,000	1,038,010

NY State Dorm. Auth. Non-State Supported Debt Rev.
Bonds (Brooklyn Law School), Ser. A, 5s, 7/1/23	Baa1	1,000,000	1,193,980

NY State Dorm. Auth. Personal Income Tax Rev.
Bonds (Ed.), Ser. B, 5 3/4s, 3/15/36	AAA	500,000	610,560

Orange Cnty., Indl. Dev. Agcy. Rev. Bonds (Arden
Hill Care Ctr. Newburgh), Ser. C, 7s, 8/1/31	B/P	750,000	737,595

Port Auth. NY & NJ Special Oblig. Rev. Bonds
(Kennedy Intl. Arpt. — 5th Installment),
6 3/4s, 10/1/19	BB+/P	1,975,000	1,975,000

Port Auth. of NY & NJ Rev. Bonds, 5s, 7/15/30	Aa3	2,250,000	2,696,873

			106,636,554
North Carolina (1.2%)
NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
Ser. C, 6 3/4s, 1/1/24	A–	1,250,000	1,559,413
AMBAC, 6s, 1/1/18	Baa1	7,000,000	8,718,850

NC State Hsg. Fin. Agcy. FRB (Homeownership),
Ser. 26-A, 5 1/2s, 1/1/38	Aa2	290,000	309,781

NC Med. Care Cmnty. Hlth. Care Fac. Rev. Bonds
(Deerfield), Ser. A, 6s, 11/1/33	BBB+/F	2,345,000	2,543,106

NC State Muni. Pwr. Agcy. Rev. Bonds (No. 1,
Catawba Elec.), Ser. A, 5s, 1/1/30	A2	1,200,000	1,338,576

			14,469,726

Tax Exempt Income Fund	33

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Ohio (4.6%)
American Muni. Pwr. — Ohio, Inc. Rev. Bonds (Prairie
State Energy Campus), Ser. A, 5s, 2/15/38	A1	$5,000,000	$5,419,850

Buckeye, Tobacco Settlement Fin. Auth. Rev. Bonds,
Ser. A-2
5 3/4s, 6/1/34	B3	9,600,000	7,666,464
5 1/8s, 6/1/24	B3	4,905,000	4,138,005

Cleveland, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 1/1/31	A–	1,200,000	1,324,092

Hamilton Cnty., Swr. Syst. Rev. Rev. Bonds
(Metro. Swr. Dist.), Ser. A, NATL, 5s, 12/1/28	AA+	6,130,000	6,920,770

Lorain Cnty., Hosp. Rev. Bonds (Catholic), Ser. C-2,
AGM, 5s, 4/1/24	Aa3	5,000,000	5,506,400

Midview, Local School Dist. COP (Elementary School
Bldg. Fac.), 5 1/4s, 11/1/30	A1	3,500,000	3,653,790

OH Hsg. Fin. Agcy. Rev. Bonds (Single Fam. Mtge.),
Ser. 1, 5s, 11/1/28	Aaa	1,785,000	1,936,029

OH State Higher Edl. Fac. Mandatory Put Bonds
(7/1/15) (Kenyon College), 4.95s, 7/1/37	A1	5,300,000	5,767,301

OH State Higher Edl. Fac. Commn. Rev. Bonds
(U. Hosp. Hlth. Syst.), Ser. 09-A, 6 3/4s, 1/15/39
(Prerefunded 1/15/15)	A2	5,000,000	5,723,350

Scioto Cnty., Hosp. Rev. Bonds (Southern Med. Ctr.),
5 1/2s, 2/15/28	A2	5,000,000	5,508,350

Southeastern OH Port Auth. Hosp. Fac. Rev. Bonds,
5 3/4s, 12/1/32	BB/P	1,350,000	1,413,356

Youngstown State U. Rev. Bonds, 5s, 12/15/25	A1	2,000,000	2,273,040

			57,250,797
Oklahoma (0.9%)
OK Hsg. Fin. Agcy. Single Fam. Rev. Bonds
(Homeownership Loan), Ser. B, 4.2s, 9/1/25	Aaa	380,000	384,134

OK State Tpk. Auth. VRDN, Ser. E, 0.2s, 1/1/28	VMIG1	10,200,000	10,200,000

			10,584,134
Oregon (0.2%)
OR Hlth. Sciences U. Rev. Bonds, Ser. A,
5 3/4s, 7/1/39	A1	2,000,000	2,342,780

			2,342,780
Pennsylvania (3.0%)
Allegheny Cnty., G.O. Bonds, Ser. C-70, 5s, 12/1/37	A1	3,500,000	3,862,880

Allegheny Cnty., Hosp. Dev. Auth. Rev. Bonds
(UPMC Hlth.), Ser. B, NATL, 6s, 7/1/24	Aa3	2,210,000	2,879,962
(Hlth. Syst.-West PA), Ser. A, 5 3/8s, 11/15/40	B–	2,650,000	2,017,260

Allentown, Neighborhood Impt. Zone Dev. Auth.
Rev. Bonds, Ser. A
5s, 5/1/35	Baa2	2,250,000	2,363,490
5s, 5/1/32	Baa2	450,000	479,232

Cumberland Cnty., Muni. Auth. Rev. Bonds
(Presbyterian Homes Oblig.), Ser. A
5 1/4s, 1/1/19	BBB+	1,465,000	1,647,817
5.15s, 1/1/18	BBB+	665,000	742,419

East Stroudsburg, Area School Dist. G.O. Bonds,
AGM, 5s, 9/1/27	Aa3	5,500,000	6,109,345

34	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Pennsylvania cont.
Erie, Higher Ed. Bldg. Auth. Rev. Bonds
(Mercyhurst College), 5 1/2s, 3/15/38	BBB	$1,275,000	$1,374,654

Montgomery Cnty., Indl. Dev. Auth. Wtr. Fac. Rev.
Bonds (Aqua PA, Inc.), Ser. A, 5 1/4s, 7/1/42	AA–	3,250,000	3,494,433

PA Rev. Bonds (Philadelphia Biosolids Fac.),
6 1/4s, 1/1/32	Baa3	500,000	572,140

PA State Higher Edl. Fac. Auth. Rev. Bonds
(Edinboro U. Foundation), 6s, 7/1/43	Baa3	1,000,000	1,127,740
(U. of Sciences Philadelphia), 5s, 11/1/42	A3	1,500,000	1,645,545

Philadelphia, Arpt. Rev. Bonds, Ser. D,
5 1/4s, 6/15/25	A+	2,750,000	3,131,920

Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
Bonds (Graduate Hlth. Syst.), 7 1/4s, 7/1/13
(In default) †	D/P	5,415,577	542

Pittsburgh G.O. Bonds, Ser. B, 5s, 9/1/25	A1	2,500,000	2,928,200

Pittsburgh & Allegheny Cnty., Sports & Exhib. Auth.
Hotel Rev. Bonds, AGM, 5s, 2/1/35	Aa3	3,000,000	3,267,060

			37,644,639
Puerto Rico (3.1%)
Cmnwlth. of PR, Elec. Pwr. Auth. Rev. Bonds
Ser. XX, 5 1/4s, 7/1/40	Baa1	2,500,000	2,534,725
Ser. TT, 5s, 7/1/37	Baa1	5,000,000	5,035,300
Ser. RR, FGIC, NATL, 5s, 7/1/23	Baa1	4,395,000	4,688,147

Cmnwlth. of PR, Govt. Dev. Bank Rev. Bonds, Ser. B,
5s, 12/1/13	Baa1	250,000	259,883

Cmnwlth. of PR, Indl. Tourist Edl. Med. & Env. Control
Facs. Rev. Bonds (Cogen. Fac.-AES), 6 5/8s, 6/1/26	Ba1	250,000	250,138

Cmnwlth. of PR, Pub. Bldg. Auth. Rev. Bonds
(Govt. Fac.)
Ser. M, Cmnwlth. of PR Gtd., 6 1/4s, 7/1/31	Baa1	1,895,000	2,325,430
Ser. I, Cmnwlth. of PR Gtd., 5s, 7/1/36	Baa1	2,220,000	2,222,775

Cmnwlth. of PR, Sales Tax Fin. Corp. Rev. Bonds
Ser. A, 6s, 8/1/42	A+	15,000,000	16,681,350
Ser. C, 5 1/4s, 8/1/41	A+	4,500,000	4,769,055

			38,766,803
Rhode Island (0.3%)
RI State Hlth. & Edl. Bldg. Corp. Higher Edl. Fac. Rev.
Bonds (Providence College), 5s, 11/1/34	A2	750,000	849,923

RI State Hlth. & Edl. Corp. Higher Edl. Fac. Rev. Bonds
(Providence College), 5s, 11/1/41	A2	2,000,000	2,221,680

			3,071,603
South Carolina (0.6%)
Berkeley Cnty., School Dist. Rev. Bonds (Installment
Lease Securing Assets for Ed.), 5 1/8s, 12/1/30	A1	5,000,000	5,386,150

SC Hsg. Fin. & Dev. Auth. Mtge. Rev. Bonds, Ser. A-2,
AMBAC, 5s, 7/1/35	Aa1	260,000	265,434

SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
(Palmetto Hlth.), Ser. C
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	1,115,000	1,166,736
U.S. Govt. Coll., 6s, 8/1/20 (Prerefunded 8/1/13)	Baa1	135,000	141,264

			6,959,584

Tax Exempt Income Fund	35

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Tennessee (0.7%)
Johnson City, Hlth. & Edl. Fac. Board Hosp. Rev.
Bonds (Mountain States Hlth. Alliance), 6s, 7/1/38	Baa1	$3,550,000	$4,121,160

TN Energy Acquisition Corp. Gas Rev. Bonds, Ser. A,
5 1/4s, 9/1/20	A–	4,000,000	4,545,040

			8,666,200
Texas (11.3%)
Abilene, Hlth. Fac. Dev. Corp. Rev. Bonds (Sears
Methodist Retirement), Ser. A
7s, 11/15/33	CCC/P	715,000	465,622
5 7/8s, 11/15/18	CCC/P	1,692,000	1,101,864

Aldine, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/25	Aaa	2,000,000	2,289,300

Angleton, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/30	Aaa	4,095,000	4,665,024

Beaumont, Indpt. School Dist. G.O. Bonds (School
Bldg.), AGO, 5 1/8s, 2/15/30	AA–	2,550,000	2,906,771

Brazos River Harbor Naval Dist. FRB (Dow
Chemical Co.), Ser. A-4, 5.95s, 5/15/33	BBB	1,100,000	1,247,752

Brazos, Harbor Indl. Dev. Corp. Env. Fac. Mandatory
Put Bonds (5/1/28) (Dow Chemical), 5.9s, 5/1/38	BBB	3,450,000	3,910,989

Dallas Cnty., Util. & Reclamation Dist. G.O. Bonds,
Ser. B, AMBAC, 5 3/8s, 2/15/29	A3	9,500,000	10,215,065

Dallas, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 6s, 2/15/27	Aaa	3,260,000	3,981,634

Houston, Arpt. Syst. Rev. Bonds, Ser. A, 5s, 7/1/25	A	3,500,000	4,000,010

Houston, Util. Syst. Rev. Bonds, Ser. A, 5s, 11/15/33	AA	6,500,000	7,593,300

La Vernia, Higher Ed. Fin. Corp. Rev. Bonds
(Kipp, Inc.), Ser. A, 6 3/8s, 8/15/44	BBB	1,700,000	1,962,293

Laredo, Intl., Toll Bridge Rev. Bonds, Ser. B, AGM,
5s, 10/1/16	Aa3	750,000	844,688

Leander, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, zero %, 8/15/19	AAA	5,000,000	4,378,800

Lower CO River Auth. Rev. Bonds
5 3/4s, 5/15/37	A	1,175,000	1,278,905
U.S. Govt. Coll., 5 3/4s, 5/15/37
(Prerefunded 5/15/15)	A1	25,000	28,492
Ser. A, FHLMC Coll., FNMA Coll., 7 1/4s, 5/15/37
(Prerefunded 5/15/15)	A/P	1,965,000	2,316,146
5 3/4s, 5/15/28	A	1,855,000	2,058,549
U.S. Govt. Coll., 5 3/4s, 5/15/28
(Prerefunded 5/15/15)	A1	145,000	165,254

Mansfield, Indpt. School Dist. G.O. Bonds, PSFG,
5s, 2/15/27	Aaa	3,630,000	3,949,077

Matagorda Cnty., Poll. Control Rev. Bonds (Dist.
No. 1), Ser. A, AMBAC, 4.4s, 5/1/30	Baa2	2,250,000	2,377,373

Montgomery Cnty., G.O. Bonds, Ser. A, AGM,
5s, 3/1/21	Aa1	1,750,000	1,976,608

North TX Thruway Auth. Rev. Bonds, Ser. D, AGO,
zero %, 1/1/28	Aa3	11,620,000	6,324,882

36	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Texas cont.
North TX, Tollway Auth. Rev. Bonds
Ser. A, 6s, 1/1/25	A2	$5,200,000	$6,114,316
(Toll 2nd Tier), Ser. F, 5 3/4s, 1/1/38	A3	2,750,000	2,999,893
Ser. A, 5 5/8s, 1/1/33	A2	3,000,000	3,399,600
Ser. A, NATL, 5 1/8s, 1/1/28	A2	5,000,000	5,612,400

North TX, Tollway Auth. stepped-coupon Rev. Bonds
(1st Tier), Ser. I, zero %, (6 1/2s, 1/1/15), 1/1/43 ††	A2	9,700,000	10,647,108

Paris, Indpt. School Dist. G.O. Bonds (School Bldg.),
PSFG, 5s, 2/15/25	Aaa	1,000,000	1,129,290

San Antonio, Arpt. Syst. Rev. Bonds, AGM,
5 1/4s, 7/1/32	Aa3	1,415,000	1,543,624

Tarrant Cnty., Cultural Ed. Fac. Fin. Corp. Retirement
Fac. Rev. Bonds (Buckner Retirement Svcs., Inc.)
5 1/4s, 11/15/27	A–	1,000,000	1,068,720
5 1/4s, 11/15/22	A–	2,500,000	2,725,250

Tarrant Cnty., Hosp. Dist. Rev. Bonds, NATL,
5 1/2s, 8/15/19	Aa3	1,870,000	1,870,000

TX Muni. Gas Acquisition & Supply Corp. I Rev. Bonds,
Ser. A, 5 1/4s, 12/15/26	A–	5,000,000	5,591,100

TX Private Activity Surface Trans. Corp. Rev. Bonds
(NTE Mobility), 6 7/8s, 12/31/39	Baa2	1,650,000	1,988,267

TX State VRDN (Veterans Hsg. Assistance II), Ser. D,
0.19s, 12/1/36	VMIG1	615,000	615,000

TX State Affordable Hsg. Corp. Single Fam. Mtge.
Rev. Bonds (Professional Ed. Home Loan),
Ser. A-3, FHLMC Coll., GNMA Coll., FNMA Coll.,
5.6s, 2/1/39	Aaa	1,171,767	1,252,736

TX State Indl. Dev. Corp. Rev. Bonds (Arco
Pipelines Co.), 7 3/8s, 10/1/20	A2	4,000,000	5,527,600

TX State Tpk. Auth. Rev. Bonds (Central Texas
Tpk. Syst.), Ser. A, AMBAC, 5 1/2s, 8/15/39	Baa1	1,000,000	1,003,360

TX State, Trans. Comm. Rev. Bonds, 5s, 4/1/26	Aaa	7,585,000	8,537,979

Victoria, Indpt. School Dist. G.O. Bonds (School
Bldg.), PSFG, 5s, 2/15/24	Aaa	3,375,000	3,901,838

Victoria, Util. Syst. Rev. Bonds, AMBAC, 5s, 12/1/27	AA–	3,960,000	4,444,585

			140,011,064
Utah (1.1%)
Murray City, Hosp. Rev. VRDN (IHC Hlth. Svcs., Inc.),
Ser. A, 0.2s, 5/15/37	VMIG1	10,000,000	10,000,000

Salt Lake City, Hosp. Rev. Bonds
(IHC Hosp. Inc.), Ser. A, U.S. Govt. Coll.,
8 1/8s, 5/15/15 (Escrowed to maturity)	AA+	1,805,000	1,990,716
(IHC Hosp. Inc.), AMBAC, U.S. Govt. Coll.,
6 3/4s, 5/15/20 (Escrowed to maturity)	AAA/P	1,700,000	1,704,845

			13,695,561
Vermont (—%)
VT Hsg. Fin. Agcy. Rev. Bonds (Single Fam.),
Ser. 23, AGM, 5s, 5/1/34	Aa3	80,000	81,301

			81,301

Tax Exempt Income Fund	37

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Virginia (2.3%)
Chesterfield Cnty., Econ. Dev. Auth. Poll. Control Rev.
Bonds (VA Elec. & Pwr.), Ser. A, 5s, 5/1/23	A3	$1,575,000	$1,838,419

Henrico Cnty., Econ. Dev. Auth. Res. Care Fac.
Rev. Bonds
(VA United Methodist Homes, Inc.), 5s, 6/1/25	BB+/P	410,000	437,482
(VA United Methodist Homes, Inc.), 5s, 6/1/23	BB+/P	445,000	481,828

Henrico Cnty., Indl. Dev. Auth. Rev. Bonds, AGM,
5.929s, 8/23/27	Aa3	14,650,000	17,461,042

VA ST Small Bus. Fin. Auth. Rev. Bonds (Express
Lanes, LLC), 5s, 7/1/34	BBB–	1,200,000	1,264,380

Washington Cnty., Indl. Dev. Auth. Hosp. Fac. Rev.
Bonds (Mountain States Hlth. Alliance), Ser. C,
7 3/4s, 7/1/38	Baa1	6,100,000	7,584,984

			29,068,135
Washington (2.6%)
Cowlitz Cnty., Pub. Util. Rev. Bonds (Dist. No. 1
Production Syst.), FGIC, NATL
5s, 9/1/25	A1	695,000	724,301
5s, 9/1/24	A1	615,000	641,746

Tobacco Settlement Auth. of WA Rev. Bonds,
6 1/2s, 6/1/26	A3	1,105,000	1,150,968

WA State G.O. Bonds
Ser. D, AGM, 5s, 1/1/28 (Prerefunded 1/1/15)	Aa1	8,320,000	9,178,208
(Motor Vehicle Fuel), Ser. B, NATL, 5s, 7/1/24
(Prerefunded 7/1/14)	Aa1	5,270,000	5,697,713

WA State Higher Ed. Fac. Auth. Rev. Bonds
(Whitworth U.)
5 1/4s, 10/1/37	Baa1	1,110,000	1,205,915
5s, 10/1/27	Baa1	1,000,000	1,116,860

WA State Hlth. Care Fac. Auth. Rev. Bonds
(WA Hlth. Svcs.), 7s, 7/1/39	Baa3	1,250,000	1,456,000
(Catholic Hlth. Initiatives), Ser. D, 6 3/8s, 10/1/36	Aa2	7,050,000	8,453,444
Ser. B, NATL, 5s, 2/15/27	Baa2	2,235,000	2,397,172

			32,022,327
West Virginia (0.8%)
WV State Econ. Dev. Auth. Lease Rev. Bonds
(Correctional Juvenile Safety), Ser. A, NATL, 5s,
6/1/29 (Prerefunded 6/1/14)	Aa2	6,200,000	6,679,198

Pleasants Cnty., Poll. Control Rev. Bonds (Allegheny),
Ser. F, 5 1/4s, 10/15/37	BBB	2,500,000	2,665,800

WV State Econ. Dev. Auth. Solid Waste Disp. Fac.
FRB (Appalachian Pwr. Co. — Amos), Ser. A,
5 3/8s, 12/1/38	Baa2	1,000,000	1,104,410

			10,449,408
Wisconsin (0.7%)
Pub. Fin. Auth. Arpt. Fac. Rev. Bonds (Sr. Oblig.
Group), 5 1/4s, 7/1/28	BBB–	1,000,000	1,066,700

WI State Rev. Bonds, Ser. A, 6s, 5/1/27	Aa3	3,500,000	4,420,360

WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
(Prohealth Care, Inc.), 6 5/8s, 2/15/39	A1	3,000,000	3,558,960

			9,046,020

38	Tax Exempt Income Fund

MUNICIPAL BONDS AND NOTES (98.4%)* cont.	Rating**	Principal amount	Value

Wyoming (0.9%)
Campbell Cnty., Solid Waste Fac. Rev. Bonds (Basin
Elec. Pwr. Co-op), Ser. A, 5 3/4s, 7/15/39	A1	$3,000,000	$3,410,100

Uinta Cnty., Poll. Control VRDN (Chevron USA, Inc.),
0.2s, 8/15/20	P–1	2,600,000	2,600,000

WY Muni. Pwr. Agcy. Pwr. Supply Rev. Bonds, Ser. A
5 1/2s, 1/1/38	A2	2,800,000	3,094,280
5 1/2s, 1/1/33	A2	1,410,000	1,580,521

			10,684,901

Total municipal bonds and notes (cost $1,098,047,306)			$1,222,392,056

PREFERRED STOCKS (0.5%)*		Shares	Value

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. A,
7.50% cum. pfd.		4,796,134	$4,798,245

MuniMae Tax Exempt Bond Subsidiary, LLC 144A Ser. B,
7 3/4s cum. pfd.		2,000,000	1,900,020

Total preferred stocks (cost $6,796,134)			$6,698,265

TOTAL INVESTMENTS

Total investments (cost $1,104,843,440)			$1,229,090,321

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from October 1, 2011 through September 30, 2012 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $1,242,347,491.

** The Moody’s, Standard & Poor’s or Fitch ratings indicated are believed to be the most recent ratings available at the close of the reporting period for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at the close of the reporting period. Securities rated by Putnam are indicated by “/P.” Securities rated by Fitch are indicated by “/F.” The rating of an insured security represents what is believed to be the most recent rating of the insurer’s claims-paying ability available at the close of the reporting period, if higher than the rating of the direct issuer of the bond, and does not reflect any subsequent changes. Ratings are not covered by the Report of Independent Registered Public Accounting Firm. Security ratings are defined in the Statement of Additional Information.

† Non-income-producing security.

†† The interest rate and date shown parenthetically represent the new interest rate to be paid and the date the fund will begin accruing interest at this rate.

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

The rates shown on Mandatory Put Bonds are the current interest rates at the close of the reporting period.

The dates shown parenthetically on Mandatory Put Bonds represent the next mandatory put dates.

The dates shown parenthetically on prerefunded bonds represent the next prerefunding dates.

The dates shown on debt obligations are the original maturity dates.

Tax Exempt Income Fund	39

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Health care	16.6%
Utilities	15.7
State government	14.5
Transportation	11.9
Local government	10.3

The fund had the following insurance concentration greater than 10% at the close of the reporting period (as a percentage of net assets):

NATL	10.0%

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Municipal bonds and notes	$—	$1,222,392,056	$—

Preferred stocks	—	6,698,265	—

Totals by level	$—	$1,229,090,321	$—

The accompanying notes are an integral part of these financial statements.

40	Tax Exempt Income Fund

Statement of assets and liabilities 9/30/12

ASSETS

Investment in securities, at value (Note 1):
Unaffiliated issuers (identified cost $1,104,843,440)	$1,229,090,321

Cash	358,158

Interest and other receivables	17,004,076

Receivable for shares of the fund sold	1,841,057

Receivable for investments sold	8,497,867

Total assets	1,256,791,479

LIABILITIES

Distributions payable to shareholders	1,015,903

Payable for investments purchased	10,280,165

Payable for shares of the fund repurchased	1,446,023

Payable for compensation of Manager (Note 2)	449,937

Payable for investor servicing fees (Note 2)	93,957

Payable for custodian fees (Note 2)	5,339

Payable for Trustee compensation and expenses (Note 2)	353,063

Payable for administrative services (Note 2)	5,572

Payable for distribution fees (Note 2)	670,070

Other accrued expenses	123,959

Total liabilities	14,443,988

Net assets	$1,242,347,491

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$1,146,465,362

Distributions in excess of net investment income (Note 1)	(433,611)

Accumulated net realized loss on investments (Note 1)	(27,931,141)

Net unrealized appreciation of investments	124,246,881

Total — Representing net assets applicable to capital shares outstanding	$1,242,347,491

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($1,151,394,672 divided by 126,785,475 shares)	$9.08

Offering price per class A share (100/96.00 of $9.08)*	$9.46

Net asset value and offering price per class B share ($10,911,619 divided by 1,201,265 shares)**	$9.08

Net asset value and offering price per class C share ($37,468,367 divided by 4,117,956 shares)**	$9.10

Net asset value and redemption price per class M share ($6,555,173 divided by 719,798 shares)	$9.11

Offering price per class M share (100/96.75 of $9.11)†	$9.42

Net asset value, offering price and redemption price per class Y share
($36,017,660 divided by 3,959,273 shares)	$9.10

* On single retail sales of less than $100,000. On sales of $100,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

† On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	41

Statement of operations Year ended 9/30/12

INTEREST INCOME	$58,339,164

EXPENSES

Compensation of Manager (Note 2)	$5,311,715

Investor servicing fees (Note 2)	556,329

Custodian fees (Note 2)	15,075

Trustee compensation and expenses (Note 2)	104,555

Administrative services (Note 2)	36,876

Distribution fees (Note 2)	2,846,890

Other	288,422

Total expenses	9,159,862

Expense reduction (Note 2)	(3,072)

Net expenses	9,156,790

Net investment income	49,182,374

Net realized gain on investments (Notes 1 and 3)	6,251,881

Net unrealized appreciation of investments during the year	58,806,289

Net gain on investments	65,058,170

Net increase in net assets resulting from operations	$114,240,544

The accompanying notes are an integral part of these financial statements.

42	Tax Exempt Income Fund

Statement of changes in net assets

INCREASE (DECREASE) IN NET ASSETS	Year ended 9/30/12	Year ended 9/30/11

Operations:
Net investment income	$49,182,374	$53,814,473

Net realized gain (loss) on investments	6,251,881	(10,183,746)

Net unrealized appreciation (depreciation) of investments	58,806,289	(12,684,086)

Net increase in net assets resulting from operations	114,240,544	30,946,641

Distributions to shareholders (Note 1):
From ordinary income
Taxable net investment income

Class A	(162,833)	(79,228)

Class B	(1,168)	(675)

Class C	(4,404)	(2,231)

Class M	(793)	(448)

Class Y	(3,244)	(1,156)

From tax-exempt net investment income
Class A	(45,576,868)	(49,316,220)

Class B	(301,824)	(333,686)

Class C	(1,045,350)	(1,058,584)

Class M	(218,416)	(238,613)

Class Y	(1,211,792)	(912,458)

Increase in capital from settlement payments (Note 6)	—	128,547

Increase (decrease) from capital share transactions (Note 4)	36,591,620	(74,077,683)

Total increase (decrease) in net assets	102,305,472	(94,945,794)

NET ASSETS

Beginning of year	1,140,042,019	1,234,987,813

End of year (including distributions in excess of net
investment income of $433,611 and $395,218, respectively)	$1,242,347,491	$1,140,042,019

The accompanying notes are an integral part of these financial statements.

Tax Exempt Income Fund	43

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:						RATIOS AND SUPPLEMENTAL DATA:

												Ratio	Ratio
			Net realized									of expenses	of net investment
	Net asset value,		and unrealized	Total from	From					Total return	Net assets,	to average	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	net investment	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	net assets	to average	turnover
Period ended	of period	income (loss)	on investments	operations	income	distributions	fees	reimbursements	end of period	value (%) [a]	(in thousands)	(%) [b]	net assets (%)	(%)

Class A
September 30, 2012	$8.59	.37	.48	.85	(.36)	(.36)	—	—	$9.08	10.09	$1,151,395.75		4.15	14
September 30, 2011	8.71	.40	(.14)	.26	(.38)	(.38)	—	— [c,d]	8.59	3.25	1,077,869.75		4.74	9
September 30, 2010	8.60	.39	.10	.49	(.38)	(.38)	— [c]	— [c,e]	8.71	5.97	1,168,501	.75 [h]	4.59 [h]	13
September 30, 2009	7.92	.38	.68	1.06	(.38)	(.38)	— [c]	— [c,f,g]	8.60	14.03	1,156,735	.82 [h]	4.88 [h]	19
September 30, 2008	8.64	.38	(.72)	(.34)	(.38)	(.38)	— [c]	—	7.92	(4.13)	1,141,001.82		4.49	46

Class B
September 30, 2012	$8.59	.31	.48	.79	(.30)	(.30)	—	—	$9.08	9.39	$10,912	1.38	3.50	14
September 30, 2011	8.71	.34	(.13)	.21	(.33)	(.33)	—	— [c,d]	8.59	2.59	7,683	1.38	4.12	9
September 30, 2010	8.60	.34	.10	.44	(.33)	(.33)	— [c]	— [c,e]	8.71	5.37	10,561	1.39 [h]	3.96 [h]	13
September 30, 2009	7.92	.34	.68	1.02	(.34)	(.34)	— [c]	— [c,f,g]	8.60	13.43	17,347	1.46 [h]	4.27 [h]	19
September 30, 2008	8.64	.34	(.73)	(.39)	(.33)	(.33)	— [c]	—	7.92	(4.67)	26,427	1.46	3.85	46

Class C
September 30, 2012	$8.61	.30	.48	.78	(.29)	(.29)	—	—	$9.10	9.22	$37,468	1.53	3.35	14
September 30, 2011	8.72	.33	(.12)	.21	(.32)	(.32)	—	— [c,d]	8.61	2.57	26,932	1.53	3.96	9
September 30, 2010	8.61	.32	.11	.43	(.32)	(.32)	— [c]	— [c,e]	8.72	5.12	32,627	1.54 [h]	3.79 [h]	13
September 30, 2009	7.93	.32	.68	1.00	(.32)	(.32)	— [c]	— [c,f,g]	8.61	13.10	25,227	1.61 [h]	4.07 [h]	19
September 30, 2008	8.65	.31	(.72)	(.41)	(.31)	(.31)	— [c]	—	7.93	(4.92)	16,564	1.61	3.71	46

Class M
September 30, 2012	$8.61	.34	.50	.84	(.34)	(.34)	—	—	$9.11	9.89	$6,555	1.03	3.86	14
September 30, 2011	8.73	.37	(.13)	.24	(.36)	(.36)	—	— [c,d]	8.61	2.95	5,131	1.03	4.47	9
September 30, 2010	8.62	.37	.10	.47	(.36)	(.36)	— [c]	— [c,e]	8.73	5.66	6,217	1.04 [h]	4.30 [h]	13
September 30, 2009	7.94	.36	.68	1.04	(.36)	(.36)	— [c]	— [c,f,g]	8.62	13.68	6,107	1.11 [h]	4.58 [h]	19
September 30, 2008	8.66	.36	(.72)	(.36)	(.36)	(.36)	— [c]	—	7.94	(4.39)	5,235	1.11	4.20	46

Class Y
September 30, 2012	$8.60	.38	.50	.88	(.38)	(.38)	—	—	$9.10	10.43	$36,018.53		4.34	14
September 30, 2011	8.72	.41	(.13)	.28	(.40)	(.40)	—	— [c,d]	8.60	3.47	22,427.53		4.93	9
September 30, 2010	8.61	.41	.10	.51	(.40)	(.40)	— [c]	— [c,e]	8.72	6.21	17,081	.54 [h]	4.74 [h]	13
September 30, 2009	7.92	.40	.69	1.09	(.40)	(.40)	— [c]	— [c,f,g]	8.61	14.39	5,106	.61 [h]	5.05 [h]	19
September 30, 2008†	8.62	.30	(.70)	(.40)	(.30)	(.30)	— [c]	—	7.92	(4.77) *	718	.45 *	3.52 *	46

* Not annualized.

† For the period January 2, 2008 (commencement of operations) to September 30, 2008.

a Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

b Includes amounts paid through expense offset arrangements (Note 2).

c Amount represents less than $0.01 per share.

d Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities and Exchange Commission (the SEC) which amounted to less than $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011 (Note 6).

e Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Prudential Securities, Inc. which amounted to less than $0.01 per share outstanding as of March 30, 2010.

f Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Bear Stearns & Co., Inc. and Bear Stearns Securities Corp., which amounted to less than $0.01 per share outstanding as of May 21, 2009.

g Reflects a non-recurring reimbursement pursuant to a settlement between the SEC and Millennium Partners, L.P., Millennium Management, L.L.C., and Millennium International Management, L.L.C., which amounted to less than $0.01 per share outstanding as of June 23, 2009.

h Reflects an involuntary contractual expense limitation in effect during the period. As a result of such limitation the expenses of each class for the periods ended September 30, 2010 and September 30, 2009 reflect a reduction of 0.01% and 0.01% of average net assets, respectively.

The accompanying notes are an integral part of these financial statements.

44	Tax Exempt Income Fund	Tax Exempt Income Fund	45

Notes to financial statements 9/30/12

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission and references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC. Unless otherwise noted, the “reporting period” represents the period from October 1, 2011 through September 30, 2012.

Putnam Tax Exempt Income Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The investment objective of the fund is to seek as high a level of current income exempt from federal income tax as Putnam Management believes is consistent with preservation of capital. The fund invests mainly in bonds that pay interest that is exempt from federal income tax (but that may be subject to federal alternative minimum tax (AMT)), are investment-grade in quality, and have intermediate to long-term maturities (three years or longer).

The fund offers class A, class B, class C, class M and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 4.00% and 3.25%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. The expenses for class A, class B, class C, and class M shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, and class M shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Tax-exempt bonds and notes are generally valued on the basis of valuations provided by an independent pricing service approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. These securities will generally be categorized as Level 2.

Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

46	Tax Exempt Income Fund

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date; thereafter, any remaining premium is amortized to maturity.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At September 30, 2012, the fund had a capital loss carryover of $26,478,296 available to the extent allowed by the Code to offset future net capital gain, if any. The amounts of the carryovers and the expiration dates are:

Loss carryover

Short-term	Long-term	Total	Expiration

$—	$3,033,730	$3,033,730	*

430,649	N/A	430,649	September 30, 2013

1,248,409	N/A	1,248,409	September 30, 2014

150,375	N/A	150,375	September 30, 2016

6,919,758	N/A	6,919,758	September 30, 2017

13,617,607	N/A	13,617,607	September 30, 2018

1,077,768	N/A	1,077,768	September 30, 2019

* Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future years will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

Pursuant to federal income tax regulations applicable to regulated investment companies, the fund has elected to defer certain capital losses of $206,758 recognized during the period between November 1, 2011 and September 30, 2012 to its fiscal year ending September 30, 2013.

Tax Exempt Income Fund	47

Distributions to shareholders Income dividends are recorded daily by the fund and are paid monthly. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences of the expiration of a capital loss carryover, dividends payable, defaulted bond interest, market discount and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $694,075 to decrease undistributed net investment income, $4,466,147 to decrease paid-in-capital and $5,160,222 to decrease accumulated net realized losses.

The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$134,169,535
Unrealized depreciation	(9,026,945)

Net unrealized appreciation	125,142,590
Undistributed tax-exempt income	1,405,526
Undistributed ordinary income	60,251
Capital loss carryforward	(26,478,296)
Post-October capital loss deferral	(206,758)
Cost for federal income tax purposes	$1,103,947,731

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.590%	of the first $5 billion,
0.540%	of the next $5 billion,
0.490%	of the next $10 billion,
0.440%	of the next $10 billion,
0.390%	of the next $50 billion,
0.370%	of the next $50 billion,
0.360%	of the next $100 billion and
0.355%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2013, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.40% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. Prior to

48	Tax Exempt Income Fund

March 1, 2012, investor servicing fees could not exceed an annual rate of 0.375% of the fund’s average net assets. During the reporting period, the class specific expenses related to investor servicing fees were as follows:

Class A	$521,645
Class B	4,079
Class C	14,807
Class M	2,683
Class Y	13,115
Total	$556,329

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. For the reporting period, the fund’s expenses were reduced by $3,072 under the expense offset arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $967, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C and class M shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rate of 0.85%, 1.00% and 0.50% of the average net assets for class B, class C and class M shares, respectively. For class A shares, the annual payment rate will equal the weighted average of (i) 0.20% on the net assets of the fund attributable to class A shares purchased and paid for prior to April 1, 2005 and (ii) 0.25% on all other net assets of the fund attributable to class A shares. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$2,422,912
Class B	75,089
Class C	319,948
Class M	28,941
Total	$2,846,890

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $134,317 and $734 from the sale of class A and class M shares, respectively, and received $7,132 and $885 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $48 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $180,783,827 and $153,636,491, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Tax Exempt Income Fund	49

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Year ended 9/30/12		Year ended 9/30/11

Class A	Shares	Amount	Shares	Amount

Shares sold	13,829,008	$122,452,358	10,696,750	$89,580,873

Shares issued in connection with
reinvestment of distributions	3,978,511	35,259,403	4,344,331	36,225,932

	17,807,519	157,711,761	15,041,081	125,806,805

Shares repurchased	(16,476,877)	(145,831,463)	(23,740,144)	(196,811,737)

Net increase (decrease)	1,330,642	$11,880,298	(8,699,063)	$(71,004,932)

	Year ended 9/30/12		Year ended 9/30/11

Class B	Shares	Amount	Shares	Amount

Shares sold	596,334	$5,313,987	274,695	$2,303,100

Shares issued in connection with
reinvestment of distributions	25,362	225,080	26,617	221,800

	621,696	5,539,067	301,312	2,524,900

Shares repurchased	(314,548)	(2,790,468)	(619,475)	(5,154,942)

Net increase (decrease)	307,148	$2,748,599	(318,163)	$(2,630,042)

	Year ended 9/30/12		Year ended 9/30/11

Class C	Shares	Amount	Shares	Amount

Shares sold	1,368,641	$12,130,888	741,462	$6,245,205

Shares issued in connection with
reinvestment of distributions	93,948	834,731	95,455	797,216

	1,462,589	12,965,619	836,917	7,042,421

Shares repurchased	(473,931)	(4,197,365)	(1,447,280)	(11,957,386)

Net increase (decrease)	988,658	$8,768,254	(610,363)	$(4,914,965)

	Year ended 9/30/12		Year ended 9/30/11

Class M	Shares	Amount	Shares	Amount

Shares sold	146,795	$1,309,973	36,074	$302,334

Shares issued in connection with
reinvestment of distributions	22,978	204,377	23,225	194,134

	169,773	1,514,350	59,299	496,468

Shares repurchased	(45,570)	(406,113)	(175,629)	(1,452,233)

Net increase (decrease)	124,203	$1,108,237	(116,330)	$(955,765)

50	Tax Exempt Income Fund

	Year ended 9/30/12		Year ended 9/30/11

Class Y	Shares	Amount	Shares	Amount

Shares sold	2,105,459	$18,680,465	3,038,754	$25,501,413

Shares issued in connection with
reinvestment of distributions	98,325	875,611	63,562	531,921

	2,203,784	19,556,076	3,102,316	26,033,334

Shares repurchased	(850,907)	(7,469,844)	(2,454,597)	(20,605,313)

Net increase	1,352,877	$12,086,232	647,719	$5,428,021

Note 5: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

Note 6: Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the SEC and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. In July 2011, the fund recorded a receivable of $126,153 related to restitution amounts in connection with a distribution plan approved by the SEC. This amount, which was received by the fund in December 2011, is reported as part of Increase in capital from settlement payments on the Statement of changes in net assets. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. In May 2011, the fund received a payment of $2,394 related to settlement of those lawsuits. This amount is reported as a part of Increase in capital from settlement payments on the Statement of changes in net assets. Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 7: New accounting pronouncements

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2011–04 “Fair Value Measurements and Disclosures (Topic 820) — Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRS”. ASU 2011–04 amends FASB Topic 820 “Fair Value Measurement” and seeks to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. ASU 2011–04 is effective for fiscal years and interim periods beginning after December 15, 2011. The application of ASU 2011–04 did not have a material impact on the fund’s financial statements.

In December 2011, the FASB issued ASU No. 2011–11 “Disclosures about Offsetting Assets and Liabilities”. The update creates new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of assets and liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013 and interim periods within those annual periods. Putnam Management is currently evaluating the application of ASU 2011–11 and its impact, if any, on the fund’s financial statements.

Tax Exempt Income Fund	51

Federal tax information (Unaudited)

The fund has designated 99.64% of dividends paid from net investment income during the reporting period as tax exempt for Federal income tax purposes.

The Form 1099 that will be mailed to you in January 2013 will show the tax status of all distributions paid to your account in calendar 2012.

52	Tax Exempt Income Fund

About the Trustees

Independent Trustees

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution and Chair of its Investment Committee.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm with over $40 billion in assets under management.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Trustee of Mount Holyoke College and member of the Investment Committee for the college's endowment. Former Chair and current board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, The Children's Hospital of Colorado.

Other directorships: SM Energy Company, a domestic exploration and production company; UNS Energy Corporation, an Arizona utility

Jameson A. Baxter

Born 1943, Trustee since 1994, Vice Chair from 2005 to 2011, and Chair since 2011

Principal occupations during past five years: President of Baxter Associates, Inc., a private investment firm. Chair of Mutual Fund Directors Forum. Chair Emeritus of the Board of Trustees of Mount Holyoke College. Director of the Adirondack Land Trust and Trustee of the Nature Conservancy's Adirondack Chapter.

Charles B. Curtis

Born 1940, Trustee since 2001

Principal occupations during past five years: Senior Advisor to the Center for Strategic and International Studies. Former President and Chief Operating Officer of the Nuclear Threat Initiative, a private foundation dealing with national security issues. Member of the Council on Foreign Relations and U.S. State Department International Security Advisory Board. Chairman of World Institute of Nuclear Security, a non-profit international non-governmental organization.

Other directorships: Southern California Edison, a regulated electric utility, and its parent company, Edison International

Robert J. Darretta

Born 1946, Trustee since 2007

Principal occupations during past five years: Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson's Chief Financial Officer for a decade.

Other directorships: UnitedHealth Group, a diversified health-care company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Anne Ray Charitable Trust's Investment Committee, Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy

John A. Hill

Born 1942, Trustee since 1985 and Chairman from 2000 to 2011

Principal occupations during past five years: Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout firm focused on the worldwide energy industry. Trustee and Chairman of the Board of Trustees of Sarah Lawrence College. Member of the Advisory Board of the Millstein Center for Corporate Governance and Performance at the Yale School of Management.

Other directorships: Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Tax Exempt Income Fund	53

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of September 30, 2012, there were 109 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

54	Tax Exempt Income Fund

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Janet C. Smith (Born 1965)
Executive Vice President, Principal Executive	Vice President, Principal Accounting Officer,
Officer, and Compliance Liaison	and Assistant Treasurer
Since 2004	Since 2007
Director of Fund Administration Services,
Steven D. Krichmar (Born 1958)	Putnam Investments and Putnam Management
Vice President and Principal Financial Officer
Since 2002	Susan G. Malloy (Born 1957)
Chief of Operations, Putnam Investments and	Vice President and Assistant Treasurer
Putnam Management	Since 2007
Director of Accounting & Control Services,
Robert T. Burns (Born 1961)	Putnam Management
Vice President and Chief Legal Officer
Since 2011	James P. Pappas (Born 1953)
General Counsel, Putnam Investments and	Vice President
Putnam Management	Since 2004
Director of Trustee Relations,
Robert R. Leveille (Born 1969)	Putnam Investments and Putnam Management
Vice President and Chief Compliance Officer
Since 2007	Mark C. Trenchard (Born 1962)
Chief Compliance Officer, Putnam Investments,	Vice President and BSA Compliance Officer
Putnam Management, and Putnam Retail	Since 2002
Management	Director of Operational Compliance,
Putnam Investments and Putnam
Michael J. Higgins (Born 1976)	Retail Management
Vice President and Treasurer
Since 2010	Judith Cohen (Born 1945)
Manager of Finance, Dunkin’ Brands (2008–	Vice President, Clerk, and Associate Treasurer
2010); Senior Financial Analyst, Old Mutual Asset	Since 1993
Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)	Nancy E. Florek (Born 1957)
Vice President, Proxy Manager, Assistant Clerk,
and Associate Treasurer
Since 2000

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Tax Exempt Income Fund	55

The Putnam family of funds

The following is a list of Putnam’s open-end mutual funds offered to the public. Investors should carefully consider the investment objective, risks, charges, and expenses of a fund before investing. For a prospectus, or a summary prospectus if available, containing this and other information for any Putnam fund or product, call your financial advisor at 1-800-225-1581 and ask for a prospectus. Please read the prospectus carefully before investing.

Growth	Income
Growth Opportunities Fund	American Government Income Fund
International Growth Fund	Diversified Income Trust
Multi-Cap Growth Fund	Floating Rate Income Fund
Small Cap Growth Fund	Global Income Trust
Voyager Fund	High Yield Advantage Fund
High Yield Trust
Blend	Income Fund
Asia Pacific Equity Fund	Money Market Fund*
Capital Opportunities Fund	Short Duration Income Fund
Capital Spectrum Fund	U.S. Government Income Trust
Emerging Markets Equity Fund
Equity Spectrum Fund	Tax-free income
Europe Equity Fund	AMT-Free Municipal Fund
Global Equity Fund	Tax Exempt Income Fund
International Capital Opportunities Fund	Tax Exempt Money Market Fund*
International Equity Fund	Tax-Free High Yield Fund
Investors Fund
Multi-Cap Core Fund	State tax-free income funds:
Research Fund	Arizona, California, Massachusetts, Michigan,
Minnesota, New Jersey, New York, Ohio,
Value	and Pennsylvania.
Convertible Securities Fund
Equity Income Fund	Absolute Return
George Putnam Balanced Fund	Absolute Return 100 Fund
The Putnam Fund for Growth and Income	Absolute Return 300 Fund
International Value Fund	Absolute Return 500 Fund
Multi-Cap Value Fund	Absolute Return 700 Fund
Small Cap Value Fund

* An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

56	Tax Exempt Income Fund

Global Sector	Putnam RetirementReady Funds — portfolios
Global Consumer Fund	with automatically adjusting allocations to
Global Energy Fund	stocks, bonds, and money market instruments,
Global Financials Fund	becoming more conservative over time.
Global Health Care Fund
Global Industrials Fund	RetirementReady 2055 Fund
Global Natural Resources Fund	RetirementReady 2050 Fund
Global Sector Fund	RetirementReady 2045 Fund
Global Technology Fund	RetirementReady 2040 Fund
Global Telecommunications Fund	RetirementReady 2035 Fund
Global Utilities Fund	RetirementReady 2030 Fund
RetirementReady 2025 Fund
Asset Allocation	RetirementReady 2020 Fund
Putnam Global Asset Allocation Funds —	RetirementReady 2015 Fund
portfolios with allocations to stocks, bonds,
and money market instruments that are	Putnam Retirement Income Lifestyle
adjusted dynamically within specified ranges	Funds — portfolios with managed
as market conditions change.	allocations to stocks, bonds, and money
market investments to generate
Dynamic Asset Allocation Balanced Fund	retirement income.
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Balanced Portfolio.	Retirement Income Fund Lifestyle 1
Dynamic Asset Allocation	Retirement Income Fund Lifestyle 2
Conservative Fund	Retirement Income Fund Lifestyle 3
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Conservative Portfolio.
Dynamic Asset Allocation Growth Fund
Prior to November 30, 2011, this fund was known as
Putnam Asset Allocation: Growth Portfolio.
Dynamic Risk Allocation Fund

A short-term trading fee of 1% may apply to redemptions or exchanges from certain funds within the time period specified in the fund's prospectus.

Check your account balances and the most recent month-end performance in the Individual Investors section at putnam.com.

Tax Exempt Income Fund	57

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

58	Tax Exempt Income Fund

Fund information

Founded 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Katinka Domotorffy	Janet C. Smith
Putnam Investment	John A. Hill	Vice President,
Management, LLC	Paul L. Joskow	Principal Accounting Officer,
One Post Office Square	Elizabeth T. Kennan	and Assistant Treasurer
Boston, MA 02109	Kenneth R. Leibler
	Robert E. Patterson	Susan G. Malloy
Investment Sub-Manager	George Putnam, III	Vice President and
Putnam Investments Limited	Robert L. Reynolds	Assistant Treasurer
57–59 St James’s Street	W. Thomas Stephens
London, England SW1A 1LD		James P. Pappas
	Officers	Vice President
Marketing Services	Robert L. Reynolds
Putnam Retail Management	President	Mark C. Trenchard
One Post Office Square		Vice President and
Boston, MA 02109	Jonathan S. Horwitz	BSA Compliance Officer
Executive Vice President,
Custodian	Principal Executive Officer, and	Judith Cohen
State Street Bank	Compliance Liaison	Vice President, Clerk, and
and Trust Company		Associate Treasurer
Steven D. Krichmar
Legal Counsel	Vice President and	Nancy E. Florek
Ropes & Gray LLP	Principal Financial Officer	Vice President, Proxy
Manager, Assistant Clerk, and
Independent Registered	Robert T. Burns	Associate Treasurer
Public Accounting Firm	Vice President and
KPMG LLP	Chief Legal Officer

Trustees	Robert R. Leveille
Jameson A. Baxter, Chair	Vice President and
Liaquat Ahamed	Chief Compliance Officer
Ravi Akhoury
Barbara M. Baumann	Michael J. Higgins
Charles B. Curtis	Vice President and Treasurer
Robert J. Darretta

Tax Exempt Income Fund	59

This report is for the information of shareholders of Putnam Tax Exempt Income Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

60	Tax Exempt Income Fund

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

AN041
277558 11/12

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund’s investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand. In July 2011, the Code of Ethics of Putnam Investments was updated to reflect several technical, administrative and non-substantive changes resulting from changes in employee titles.

Item 3. Audit Committee Financial Expert:

The Funds’ Audit and Compliance Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

September 30, 2012	$56,432	$--	$6,300	$ —
September 30, 2011	$59,113	$--	$6,100	$ —

For the fiscal years ended September 30 2012 and September 30, 2011, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $6,300 and $6,100 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund’s last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

September 30, 2012	$ —	$ —	$ —	$ —

September 30, 2011	$ —	$ —	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Tax Exempt Income Fund

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: November 28, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: November 28, 2012

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: November 28, 2012